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                                                                      Prospectus

                                                                   March 1, 2005



White Oak Select Growth Fund

Rock Oak Core Growth Fund

Pin Oak Aggressive Stock Fund

Red Oak Technology Select Fund

Black Oak Emerging Technology Fund

Live Oak Health Sciences Fund






THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 About This Prospectus
--------------------------------------------------------------------------------

Oak Associates Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS.


Table of Contents
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Risk/Return Information
Common to the Funds ...........................  1

White Oak Select Growth Fund ..................  2

Rock Oak Core Growth Fund .....................  5

Pin Oak Aggressive Stock Fund .................  7

Red Oak Technology Select Fund ................ 10

Black Oak Emerging Technology Fund ............ 13

Live Oak Health Sciences Fund ................. 16

More Information About
Fund Investments .............................. 19

Information About Portfolio Holdings .......... 19

Investment Adviser ............................ 19

Portfolio Managers ............................ 20

Purchasing, Selling and
Exchanging Fund Shares ........................ 21

Other Policies ................................ 26

Dividends and Distributions ................... 29

Taxes ......................................... 29

Financial Highlights .......................... 30

How To Obtain More Information
About Oak Associates Funds .................... 32

Introduction




RISK/RETURN INFORMATION COMMON TO THE FUNDS
--------------------------------------------------------------------------------

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help each Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers or the market as a whole. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The estimated volatility of each Fund's share price, relative to its comparative index, is expected to be high. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.


EQUITY RISK
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Under normal conditions, each of the Funds will invest at least 80% of its net assets in common stocks, and may to a lesser extent also invest in other types of equity securities. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. In addition to common stocks, other types of equity securities include public and privately issued equity securities, preferred stocks, warrants, rights to subscribe to common stock and convertible securities. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

Fluctuations in the value of the securities in which each Fund invests will cause the Fund's net asset value to fluctuate. Historically, the equity markets have moved in cycles and the value of a Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility which is the principal risk of investing in the Funds. An investment in the Funds may be more suitable for long-term investors who can bear the risk of these share price fluctuations.


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                                 1                              www.oakfunds.com

White Oak Select Growth Fund*




INVESTMENT GOAL
The Fund seeks long-term capital growth.


PRINCIPAL INVESTMENT STRATEGY
The Fund invests primarily in common stocks of established U.S. companies with large market capitalizations (equity market capitalization more than $5 billion). In selecting investments for the Fund, the Adviser chooses stocks of companies which it believes have above average growth potential at attractive prices. The Adviser's investment process begins with a top-down analysis of industry sectors that it believes have the best potential for long-term growth based on an overall analysis of the economy and interest rate trends. It then focuses in on the key performers in those areas based on a highly qualitative, subjective analysis of individual companies' fundamental values, such as earnings growth potential and the quality of corporate management. The Adviser's investment strategy often involves overweighting the Fund's position in the industry sectors which it believes hold the most growth potential.

The Adviser purchases companies for the long-term, and seeks to keep the Fund's portfolio turnover to a minimum relative to its peers. The Adviser may sell a security if the reason for its original purchase changes or when better opportunities are available among similar companies.


PRINCIPAL RISKS OF INVESTING
Although the Fund is diversified, its investment strategy often involves overweighting the Fund's position in the industry sectors which it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

Investors are also subject to the risk that the Fund's market segment, large cap growth stocks, may underperform other equity market segments or the equity markets as a whole.


PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the Fund's performance from calendar year to calendar year.


[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

1995              52.70%
1996              32.28%
1997              24.30%
1998              39.51%
1999              50.14%
2000               3.60%
2001            (39.05)%
2002            (40.01)%
2003              52.60%
2004             (3.21)%

     BEST QUARTER          WORST QUARTER
--------------------------------------------
   37.53% (12/31/98)    (33.28%) (03/31/01)

* The Fund recently changed its name from the White Oak Growth Stock Fund.
--------------------------------------------------------------------------------
1-888-462-5386                          2

AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual total returns for the periods ended December 31, 2004 to those of the S&P 500 Index.

                                              1 YEAR       5 YEARS     10 YEARS     SINCE INCEPTION*
----------------------------------------------------------------------------------------------------
Fund Returns Before Taxes                     (3.21)%      (10.97)%     11.39%           10.60%
Fund Returns After Taxes on Distributions**   (3.21)%      (10.98)%     11.35%           10.53%
Fund Returns After Taxes on Distributions
   and Sale of Fund Shares**                  (2.09)%       (8.95)%     10.22%            9.55%
S&P 500 Index (reflects no deduction
   for fees, expenses or taxes)                10.88%       (2.30)%     12.07%           10.94%

----------------------------------------------------------------------------------------------------

  * THE FUND'S INCEPTION DATE IS 8/3/92.
 ** AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL
    FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS,
    SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.


--------------------------------------------------------------------------------
WHAT IS AN INDEX?
AN INDEX MEASURES THE MARKET PRICES OF A SPECIFIC GROUP OF SECURITIES IN A PARTICULAR MARKET OR MARKET SECTOR. YOU CANNOT INVEST DIRECTLY IN AN INDEX. UNLIKE A MUTUAL FUND, AN INDEX DOES NOT HAVE AN INVESTMENT ADVISER AND DOES NOT PAY ANY COMMISSIONS OR EXPENSES. IF AN INDEX HAD EXPENSES, ITS PERFORMANCE WOULD BE LOWER. THE S&P 500 INDEX IS A WIDELY-RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE STOCKS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE STOCKS) INDEX OF 500 STOCKS DESIGNED TO MIMIC THE OVERALL U.S. EQUITY MARKET'S INDUSTRY WEIGHTINGS.
--------------------------------------------------------------------------------

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


------------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) ..........  None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) .....................  None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other
   Distributions (as a percentage of offering price) ..........................................  None
Redemption Fee (as a percentage of amount redeemed, if applicable) ............................  None*
Exchange Fee ..................................................................................  None

------------------------------------------------------------------------------------------------------

* THE FUND'S TRANSFER AGENT CHARGES A $10 FEE FOR EACH WIRE REDEMPTION.


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                                   3                            www.oakfunds.com

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FUND FEES AND EXPENSES (CONTINUED)

--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

Investment Advisory Fees ................................................. 0.74%
Other Expenses ........................................................... 0.33%
                                                                           ----
Total Annual Fund Operating Expenses ..................................... 1.07%
--------------------------------------------------------------------------------


EXAMPLE
THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THAT YOU SELL YOUR SHARES AT THE END OF THOSE PERIODS.

THE EXAMPLE ALSO ASSUMES THAT EACH YEAR YOUR INVESTMENT HAS A 5% RETURN, FUND OPERATING EXPENSES REMAIN THE SAME AND YOU REINVEST ALL DIVIDENDS AND DISTRIBUTIONS. ALTHOUGH YOUR ACTUAL COSTS AND RETURNS MIGHT BE DIFFERENT, YOUR APPROXIMATE COSTS OF INVESTING $10,000 IN THE FUND WOULD BE:

              1 YEAR         3 YEARS      5 YEARS       10 YEARS
              --------------------------------------------------
               $109           $340         $590          $1,306





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1-888-462-5386                       4

Rock Oak Core Growth Fund




INVESTMENT GOAL
The Fund seeks long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY
The Fund invests primarily in common stocks of large capitalization companies (equity market capitalization more than $5 billion) that are selected for their growth potential and will generally hold between 35 and 50 common stocks. The Fund invests primarily in U.S. common stocks, but may, to a lesser extent, invest in foreign common stocks. The Adviser utilizes a combined approach of "top-down" analysis and "bottom-up" stock selection. The "top-down" approach takes into consideration such factors as long-term economic, demographic and geopolitical themes. These include such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. As a result of the "top-down" analysis, the Adviser identifies sectors, industries and companies which it believes should benefit from the overall themes that the Adviser has observed.

As part of its "bottom-up" stock selection, the Adviser then looks for individual companies with earnings growth potential that should exceed the earnings growth rate of the overall market over the long-term, and that may not be fully recognized by the market at large. In determining whether a particular company is suitable for investment, the Adviser focuses on a number of different attributes including the company's specific market expertise or dominance, its competitive durability and pricing power, solid fundamentals, strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. The Adviser's investment strategy often involves overweighting the Fund's position in the industry sectors which it believes hold the most growth potential.

The Adviser purchases companies for the long-term, and seeks to keep the Fund's portfolio turnover to a minimum relative to its peers. The Adviser may sell a security if the reason for its original purchase changes or when better opportunities are available.

PRINCIPAL RISKS OF INVESTING
Although the Fund is diversified, the Adviser's investment strategy often involves overweighting the Fund's position in the industry sectors which it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of those overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

PERFORMANCE INFORMATION
The Fund commenced operations on December 31, 2004, and therefore, does not have performance history for a full calendar year.

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                                       5                        www.oakfunds.com

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

------------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) .......  None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ..................  None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other
   Distributions (as a percentage of offering price) .......................................  None
Redemption Fee (as a percentage of amount redeemed, if applicable) .........................  None*
Exchange Fee ...............................................................................  None

------------------------------------------------------------------------------------------------------

* THE FUND'S TRANSFER AGENT CHARGES A $10 FEE FOR EACH WIRE REDEMPTION.

--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

Investment Advisory Fees ............................................... 0.74%
Other Expenses* ........................................................ 0.63%
                                                                         ----
Total Annual Fund Operating Expenses ................................... 1.37%
                                                                         ----
Fee Waivers and Reimbursements** .......................................(0.22%)
                                                                         ----
Net Expenses ........................................................... 1.15%
--------------------------------------------------------------------------------

*  OTHER EXPENSES ARE ESTIMATED.
** THE ADVISER HAS CONTRACTUALLY AGREED FOR A PERIOD OF ONE YEAR FROM THE DATE
   OF THIS PROSPECTUS TO WAIVE ALL OR A PORTION OF ITS FEE FOR THE FUND (AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY) IN ORDER TO LIMIT FUND TOTAL OPERATING EXPENSES TO AN ANNUAL RATE OF NOT MORE THAN 1.15% OF AVERAGE DAILY NET ASSETS. THIS CONTRACTUAL FEE WAIVER MAY ONLY BE TERMINATED BY THE BOARD OF TRUSTEES.

EXAMPLE
--------------------------------------------------------------------------------
THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THAT YOU SELL YOUR SHARES AT THE END OF THOSE PERIODS.

THE EXAMPLE ALSO ASSUMES THAT EACH YEAR YOUR INVESTMENT HAS A 5% RETURN, FUND OPERATING EXPENSES REMAIN THE SAME AND YOU REINVEST ALL DIVIDENDS AND DISTRIBUTIONS. ALTHOUGH YOUR ACTUAL COSTS AND RETURNS MIGHT BE DIFFERENT, YOUR APPROXIMATE COSTS OF INVESTING $10,000 IN THE FUND WOULD BE:

                           1 YEAR         3 YEARS
                           -----------------------
                           $117            $412

--------------------------------------------------------------------------------
1-888-462-5386                         6

Pin Oak Aggressive Stock Fund

INVESTMENT GOAL
The Fund seeks long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY
The Fund invests primarily in common stocks of U.S. companies that the Adviser believes have above average growth potential at attractive prices. The Adviser generally does not base stock selections on a company's size, but rather on assessment of a company's fundamental prospects for growth. As a result, the Fund may own stocks of smaller capitalization companies. The Adviser's investment process begins with a top-down analysis of industry sectors that it considers to have the best potential for long-term growth based on an overall analysis of the economy and interest rate trends. It then focuses in on the key performers in those areas based on a highly qualitative, subjective analysis of individual companies' fundamental values such as earnings growth potential and the quality of corporate management. The Adviser's investment strategy often involves overweighting the Fund's position in the industry sectors which the Adviser believes hold the most growth potential.

The Adviser purchases companies for the long-term, and seeks to keep the Fund's portfolio turnover to a minimum relative to its peers. The Adviser may sell a security if the reason for its original purchase changes or when better opportunities are available among similar companies.


PRINCIPAL RISKS OF INVESTING
Although the Fund is diversified, the Adviser's investment strategy often involves overweighting the Fund's position in the industry sectors which it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

The Fund's investments in small and medium capitalization companies may be more vulnerable to adverse business or economic events than investments in larger, more established companies. In particular, these small and mid-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.


Investors are also subject to the risk that the Fund's market segment, small and mid-cap growth stocks, may underperform other equity market segments or the equity markets as a whole.

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                                       7                        www.oakfunds.com

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from calendar year to calendar year*


[BAR CHART OMITTED, LOT POINTS FOLLOWS]

1995                    37.22%
1996                    10.78%
1997                     1.30%
1998                    49.20%
1999                    98.40%
2000                  (13.11)%
2001                  (48.60)%
2002                  (50.23)%
2003                    65.85%
2004                     8.06%


     BEST QUARTER          WORST QUARTER
   ----------------------------------------
   50.09% (12/31/99)    (41.85%) (09/30/01)


AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual total returns for the periods ended December 31, 2004 to those of the S&P MidCap 400 Index.

                                                  1 YEAR      5 YEARS     10 YEARS    SINCE INCEPTION*
------------------------------------------------------------------------------------------------------
Fund Returns Before Taxes                         8.06%      (16.81)%       6.15%          6.60%
Fund Returns After Taxes on Distributions**       8.06%      (16.83)%       6.07%          6.54%
Fund Returns After Taxes on
   Distributions and Sale of Fund Shares**        5.24%      (13.34)%       5.45%          5.90%
S&P MidCap 400 Index (reflects no
   deduction for fees, expenses, or taxes)       16.48%        9.54%       16.10%         14.55%

------------------------------------------------------------------------------------------------------

  * THE FUND'S INCEPTION DATE IS 8/3/92.

 ** AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL
    FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS,
    SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.


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1-888-462-5386                         8

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
AN INDEX MEASURES THE MARKET PRICES OF A SPECIFIC GROUP OF SECURITIES IN A PARTICULAR MARKET OR MARKET SECTOR. YOU CANNOT INVEST DIRECTLY IN AN INDEX. UNLIKE A MUTUAL FUND, AN INDEX DOES NOT HAVE AN INVESTMENT ADVISER AND DOES NOT PAY ANY COMMISSIONS OR EXPENSES. IF AN INDEX HAD EXPENSES, ITS PERFORMANCE WOULD BE LOWER. THE S&P MIDCAP 400 INDEX IS A WIDELY-RECOGNIZED, CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATIONS) INDEX OF 400 DOMESTIC MID-CAP STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION.
--------------------------------------------------------------------------------

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) ..... None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ................ None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other
   Distributions (as a percentage of offering price) ..................................... None
Redemption Fee (as a percentage of amount redeemed, if applicable) ....................... None*
Exchange Fee ............................................................................. None
------------------------------------------------------------------------------------------------

* THE FUND'S TRANSFER AGENT CHARGES A $10 FEE FOR EACH WIRE REDEMPTION.

-------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------

Investment Advisory Fees ................................................ 0.74%
Other Expenses .......................................................... 0.43%
                                                                          ----
Total Annual Fund Operating Expenses .................................... 1.17%
                                                                          ----
Fee Waivers and Reimbursements* .........................................(0.02%)
                                                                          ----
Net Expenses ............................................................ 1.15%
-------------------------------------------------------------------------------
* THE ADVISER HAS CONTRACTUALLY AGREED FOR A PERIOD OF ONE YEAR FROM THE DATE OF THIS PROSPECTUS TO WAIVE ALL OR A PORTION OF ITS FEE FOR THE FUND (AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY) IN ORDER TO LIMIT FUND TOTAL OPERATING EXPENSES TO AN ANNUAL RATE OF NOT MORE THAN 1.15% OF AVERAGE DAILY NET ASSETS. THIS CONTRACTUAL FEE WAIVER MAY ONLY BE TERMINATED BY THE BOARD OF TRUSTEES.

--------------------------------------------------------------------------------
EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THAT YOU SELL YOUR SHARES AT THE END OF THOSE PERIODS.

THE EXAMPLE ALSO ASSUMES THAT EACH YEAR YOUR INVESTMENT HAS A 5% RETURN, FUND OPERATING EXPENSES REMAIN THE SAME AND YOU REINVEST ALL DIVIDENDS AND DISTRIBUTIONS. ALTHOUGH YOUR ACTUAL COSTS AND RETURNS MIGHT BE DIFFERENT, YOUR APPROXIMATE COSTS OF INVESTING $10,000 IN THE FUND WOULD BE:

            1 YEAR        3 YEARS      5 YEARS       10 YEARS
            --------------------------------------------------
             $117           $370         $642          $1,419

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                                       9                        www.oakfunds.com

Red Oak Technology Select Fund




INVESTMENT GOAL
The Fund seeks long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY
The Fund invests primarily (at least 80% of its net assets) in common stocks of companies which rely extensively on technology in their product development or operations, or which the Adviser expects to benefit from technological advances and improvements. The Fund is "non-diversified," and the Adviser expects to hold a relatively small number of issues in the portfolio, thus increasing the importance of each holding. In addition, the Fund has adopted a policy to concentrate its investments (invest at least 25% of its assets) in technology companies which develop, produce or distribute products or services related to computers, semi-conductors and electronics, but will regularly invest in these and other technology companies well in excess of this amount.

The Adviser generally does not base stock selections on a company's size, but rather on assessment of a company's fundamental prospects for growth. As a result, the Fund may own stocks of smaller capitalization companies.

The Adviser purchases companies for the long-term, and seeks to keep the Fund's portfolio turnover to a minimum relative to its peers. The Adviser may sell a security if the reason for its original purchase changes or when better opportunities are available among technology companies.

PRINCIPAL RISKS OF INVESTING
To the extent that the Fund's investments are focused in issuers conducting business in technology industries, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry. The prices of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems related to bringing products to market and rapid obsolescence of products. Some technology companies may be regarded as developmental stage companies, without revenues or operating income, or near-term prospects for them.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund varies its holdings.

The Fund may invest in smaller capitalization companies. These companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

Investors are also subject to the risk that the Fund's market segment, growth stocks of technology companies, may underperform other equity market segments or the equity markets as a whole.

--------------------------------------------------------------------------------
1-888-462-5386                         10

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from calendar year to calendar year.

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

1999            143.40%
2000           (10.52)%
2001           (55.97)%
2002           (55.27%)
2003             59.21%
2004              2.64%


    BEST QUARTER          WORST QUARTER
  ----------------------------------------
  68.68% (12/31/99)    (49.21)% (09/30/01)


AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual total returns for the periods ended December 31, 2004 to those of the NASDAQ 100 Index.

                                                      1 YEAR       5 YEARS     SINCE INCEPTION*
-----------------------------------------------------------------------------------------------
Fund Returns Before Taxes                             2.64%         (22.04)%      (5.75)%
Fund Returns After Taxes on Distributions**           2.64%         (22.04)%      (5.75)%
Fund Returns After Taxes on Distributions and
   Sale of Fund Shares**                              1.71%         (16.96)%      (4.77)%
NASDAQ 100 Index (reflects no deduction for fees,
   expenses, or taxes)                               10.74%         (15.13)%      (1.93)%
-----------------------------------------------------------------------------------------------

*  THE FUND'S INCEPTION DATE IS 12/31/98.

** AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL
   FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------

                                       11                       www.oakfunds.com

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
AN INDEX MEASURES THE MARKET PRICES OF A SPECIFIC GROUP OF SECURITIES IN A PARTICULAR MARKET OR SECURITIES IN A MARKET SECTOR. YOU CANNOT INVEST DIRECTLY IN AN INDEX. UNLIKE A MUTUAL FUND, AN INDEX DOES NOT HAVE AN INVESTMENT ADVISER AND DOES NOT PAY ANY COMMISSIONS OR EXPENSES. IF AN INDEX HAD EXPENSES, ITS PERFORMANCE WOULD BE LOWER. THE NASDAQ 100 INDEX IS A WIDELY-RECOGNIZED, MODIFIED CAPITALIZATION-WEIGHTED INDEX OF 100 OF THE LARGEST NON-FINANCIAL COMPANIES LISTED ON THE NATIONAL ASSOCIATION OF SECURITIES DEALERS AUTOMATED QUOTATIONS SYSTEM ("NASDAQ").
--------------------------------------------------------------------------------

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price) .................................... None

Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value) .................................. None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and
Other Distributions (as a percentage of offering price) .................. None

Redemption Fee (as a percentage of amount redeemed, if applicable) ......  None*

Exchange Fee ............................................................  None
--------------------------------------------------------------------------------

* THE FUND'S TRANSFER AGENT CHARGES A $10 FEE FOR EACH WIRE REDEMPTION.

--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Investment Advisory Fees                                                  0.74%
Other Expenses                                                            0.46%
                                                                          -----
Total Annual Fund Operating Expenses                                      1.20%
                                                                          -----
Fee Waivers and Expense Reimbursements*                                  (0.05%)
                                                                           -----
Net Expenses                                                              1.15%
--------------------------------------------------------------------------------

* THE ADVISER HAS CONTRACTUALLY AGREED FOR A PERIOD OF ONE YEAR FROM THE DATE OF THIS PROSPECTUS TO WAIVE ALL OR A PORTION OF ITS FEE FOR THE FUND (AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY) IN ORDER TO LIMIT FUND TOTAL OPERATING EXPENSES TO AN ANNUAL RATE OF NOT MORE THAN 1.15% OF AVERAGE DAILY NET ASSETS. THIS CONTRACTUAL FEE WAIVER MAY ONLY BE TERMINATED BY THE BOARD
  OF TRUSTEES.


--------------------------------------------------------------------------------
EXAMPLE
THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THAT YOU SELL YOUR SHARES AT THE END OF THOSE PERIODS.

THE EXAMPLE ALSO ASSUMES THAT EACH YEAR YOUR INVESTMENT HAS A 5% RETURN, FUND OPERATING EXPENSES REMAIN THE SAME AND YOU REINVEST ALL DIVIDENDS AND DISTRIBUTIONS. ALTHOUGH YOUR ACTUAL COSTS AND RETURNS MIGHT BE DIFFERENT, YOUR APPROXIMATE COSTS OF INVESTING $10,000 IN THE FUND WOULD BE:

            1 YEAR         3 YEARS      5 YEARS       10 YEARS
            ---------------------------------------------------
             $117           $376         $655          $1,450

--------------------------------------------------------------------------------
1-888-462-5386                         12

Black Oak Emerging Technology Fund




INVESTMENT GOAL
The Fund seeks long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY
The Fund invests primarily (at least 80% of its net assets) in common stocks of companies that the Adviser considers to be well positioned to become market leaders among "emerging" technology companies. Emerging technology companies are those that the Adviser believes have the potential to develop, or are expected to benefit from, new technology or significant improvements or enhancements to existing technology. Current examples of emerging technology companies include those developing, producing or distributing products or services related to computer networking, fiber optics and photonics, data storage, bandwidth enhancement, wireless and other communications technology, and high-speed voice, video and data transfer combinations. The types of companies the Adviser considers to be emerging technology companies can be expected to change over time as developments in technology occur. The Fund is "non-diversified," and the Adviser expects to hold a relatively small number of issues in the portfolio, thus increasing the importance of each holding.

The Adviser's investment process begins with a top-down analysis of economic and industry sectors that it considers to have the best potential for emerging technology to drive long-term growth. It then focuses in on the present or potential key performers in those areas based on a highly subjective analysis of individual companies' fundamental values such as earnings growth potential and the quality of corporate management. The Adviser generally does not base stock selections on a company's size, but rather on its assessment of a company's fundamental prospects for growth. Nonetheless, the Fund tends to own stocks of small to medium capitalization companies and may own stocks of newer, less-established companies of any size.

The Adviser purchases companies for the long-term, and seeks to keep the Fund's portfolio turnover to a minimum relative to its peers. The Adviser may sell a security if the reason for its original purchase changes or when better opportunities are available among emerging technology companies.

PRINCIPAL RISKS OF INVESTING
To the extent that the Fund's investments are focused in issuers conducting business in emerging technology industries, the Fund is subject to the risk that legislative or regulatory changes, adverse market conditions and/or increased competition will negatively affect those industries. The prices of emerging technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems related to bringing products to market and rapid obsolescence of products. Some of the companies involved in emerging technology industries may be regarded as developmental stage companies, without revenues or operating income, or near-term prospects for them.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund varies its holdings.

--------------------------------------------------------------------------------
                                       13                       www.oakfunds.com

The Fund invests in smaller capitalization companies and companies with relatively short operating histories. These companies may be more vulnerable to adverse business or economic events than larger or more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, smaller capitalization stocks may be more volatile than those of larger companies. In addition, companies with little or no operating history may be more volatile than established companies with proven track records. These securities may be traded over the counter or listed on an exchange.

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investors are also subject to the risk that the Fund's market segment, growth stocks of emerging technology issuers, may underperform other segments of the equity market or the equity markets as a whole.

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the Fund's performance from calendar year to calendar year.

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

2001           (60.50%)
2002           (66.58%)
2003             63.64%
2004             11.11%


    BEST QUARTER          WORST QUARTER
  ----------------------------------------
  59.27% (12/31/01)    (59.67)% (09/30/01)


AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual total returns for the periods ended December 31, 2004 to those of the NASDAQ 100 Index.

                                                                         1 YEAR     SINCE INCEPTION*
----------------------------------------------------------------------------------------------------
Fund Returns Before Taxes                                                11.11%          (29.97)%
Fund Returns After Taxes on Distributions**                              11.11%          (29.97)%
Fund Returns After Taxes on Distributions and Sale of Fund Shares**       7.22%          (22.84)%
NASDAQ 100 Index (reflects no deduction for fees,
   expenses, or taxes)                                                   10.74%           (8.63)%
----------------------------------------------------------------------------------------------------

*  THE FUND'S INCEPTION DATE IS 12/29/00. INDEX RETURNS PROVIDED FROM 12/31/00.

** AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL
   FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
1-888-462-5386                         14

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
AN INDEX MEASURES THE MARKET PRICES OF A SPECIFIC GROUP OF SECURITIES IN A PARTICULAR MARKET OR SECURITIES IN A MARKET SECTOR. YOU CANNOT INVEST DIRECTLY IN AN INDEX. UNLIKE A MUTUAL FUND, AN INDEX DOES NOT HAVE AN INVESTMENT ADVISER AND DOES NOT PAY ANY COMMISSIONS OR EXPENSES. IF AN INDEX HAD EXPENSES, ITS PERFORMANCE WOULD BE LOWER. THE NASDAQ 100 INDEX IS A WIDELY-RECOGNIZED, MODIFIED CAPITALIZATION-WEIGHTED INDEX OF 100 OF THE LARGEST NON-FINANCIAL COMPANIES LISTED ON THE NATIONAL ASSOCIATION OF SECURITIES DEALERS AUTOMATED QUOTATIONS SYSTEM ("NASDAQ").
--------------------------------------------------------------------------------

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price) ................................... None

Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value) .................................. None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends
   and Other Distributions (as a percentage of offering price) ........... None

Redemption Fee (as a percentage of amount redeemed,
if applicable) ........................................................... None*

Exchange Fee ............................................................. None
--------------------------------------------------------------------------------

* THE FUND'S TRANSFER AGENT CHARGES A $10 FEE FOR EACH WIRE REDEMPTION.

--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

Investment Advisory Fees                                                  0.74%
Other Expenses                                                            0.59%
                                                                          ----
Total Annual Fund Operating Expenses                                      1.33%
                                                                          ----
Fee Waivers and Expense Reimbursements*                                  (0.18%)
                                                                          ----
Net Expenses                                                              1.15%
--------------------------------------------------------------------------------

* THE ADVISER HAS CONTRACTUALLY AGREED FOR A PERIOD OF ONE YEAR FROM THE DATE OF THIS PROSPECTUS TO WAIVE ALL OR A PORTION OF ITS FEE FOR THE FUND (AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY) IN ORDER TO LIMIT FUND TOTAL OPERATING EXPENSES TO AN ANNUAL RATE OF NOT MORE THAN 1.15% OF AVERAGE DAILY NET ASSETS. THIS CONTRACTUAL FEE WAIVER MAY ONLY BE TERMINATED BY THE BOARD OF TRUSTEES.


--------------------------------------------------------------------------------
EXAMPLE
THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THAT YOU SELL YOUR SHARES AT THE END OF THOSE PERIODS.

THE EXAMPLE ALSO ASSUMES THAT EACH YEAR YOUR INVESTMENT HAS A 5% RETURN, FUND OPERATING EXPENSES REMAIN THE SAME AND YOU REINVEST ALL DIVIDENDS AND DISTRIBUTIONS. ALTHOUGH YOUR ACTUAL COSTS AND RETURNS MIGHT BE DIFFERENT, YOUR APPROXIMATE COSTS OF INVESTING $10,000 IN THE FUND WOULD BE:

            1 YEAR         3 YEARS      5 YEARS       10 YEARS
            ---------------------------------------------------
             $117           $404         $712          $1,586

--------------------------------------------------------------------------------
                                       15                       www.oakfunds.com

Live Oak Health Sciences Fund



INVESTMENT GOAL
The Fund seeks long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY
The Fund invests primarily (at least 80% of its net assets) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. These "health science" companies include pharmaceutical firms, designers and manufacturers of medical equipment and supplies, operators of hospitals, other health-care services, and biotechnological researchers and developers. The Fund is "non-diversified," and the Adviser expects to hold a relatively small number of issues in the portfolio, thus increasing the importance of each holding. In addition, the Fund has adopted a policy to concentrate its investments (invest at least 25% of its assets) in companies doing business in the health science industry, but will regularly invest in health science companies well in excess of this amount.

The Fund will focus on market leaders or companies that the Adviser believes are poised to become market leaders, and companies who are well positioned to take advantage of technological advances, innovative changes and demographic trends affecting the health science industry. The Adviser's stock selection process is based on a highly subjective analysis of individual companies' fundamental values such as earnings growth potential and the quality of corporate management. The Fund generally invests in large and medium capitalization companies, but can invest in companies of any size.

The Adviser purchases companies for the long-term, and seeks to keep the Fund's portfolio turnover to a minimum relative to its peers. The Adviser may sell a security if the reason for its original purchase changes or when better opportunities are available among health science companies.

PRINCIPAL RISKS OF INVESTING
To the extent that the Fund's investments are focused in health science issuers, the Fund is subject to legislative or regulatory changes, including government approval of certain products or services and changes in government policies towards subsidizing parts of the health science industry; adverse market conditions and/or increased competition affecting this industry; and the risk of products liability and/or malpractice lawsuits. The prices of health science companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing; problems related to bringing products to market; and rapid technological change and obsolescence of products. Some health science companies may be regarded as developmental stage companies, without revenues or operating income, or near-term prospects for them.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified Fund to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund varies its holdings.

The Fund may invest in smaller companies. These companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources,

--------------------------------------------------------------------------------

1-888-462-5386                         16
and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

The Fund is subject to the risk that the securities of health science issuers that the Fund purchases may underperform other segments of the equity market or the equity market as a whole.


PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the Fund's performance from calendar year to calendar year.

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

2002          (32.43)%
2003            28.49%
2004             6.90%


    BEST QUARTER          WORST QUARTER
  ----------------------------------------
  12.30% (06/30/03)    (17.88)% (06/30/02)


AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual total returns for the periods ended December 31, 2004 to those of the S&P 500 Health Care Index.

                                                                      1 YEAR      SINCE INCEPTION*
--------------------------------------------------------------------------------------------------
Fund Returns Before Taxes                                             6.90%            0.62%
Fund Returns After Taxes on Distributions**                           6.90%            0.62%
Fund Returns After Taxes on Distributions and Sale of Fund Shares**   4.49%            0.53%
S&P 500 Health Care Index (reflects no deduction for fees,
   expenses, or taxes)                                                1.68%           (0.30)%
--------------------------------------------------------------------------------------------------

*  THE FUND'S INCEPTION DATE IS 6/29/01. INDEX RETURNS PROVIDED FROM 6/30/01.

** AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL
   FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                       17                       www.oakfunds.com

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
AN INDEX MEASURES THE MARKET PRICES OF A SPECIFIC GROUP OF SECURITIES IN A PARTICULAR MARKET OR SECURITIES IN A MARKET SECTOR. YOU CANNOT INVEST DIRECTLY IN AN INDEX. UNLIKE A MUTUAL FUND, AN INDEX DOES NOT HAVE AN INVESTMENT ADVISER AND DOES NOT PAY ANY COMMISSIONS OR EXPENSES. IF AN INDEX HAD EXPENSES, ITS PERFORMANCE WOULD BE LOWER. THE S&P 500 HEALTH CARE INDEX IS A WIDELY-RECOGNIZED, EQUALLY WEIGHTED PERFORMANCE INDEX, ADJUSTED FOR CAPITAL GAINS DISTRIBUTION AND INCOME DIVIDENDS, OF SECURITIES OF COMPANIES ENGAGED IN THE HEALTHCARE/BIOTECHNOLOGY AND MEDICAL INDUSTRIES.
--------------------------------------------------------------------------------

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price) ................................... None

Maximum Deferred Sales Charge (Load) (as a percentage of
   net assetvalue) ....................................................... None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends
   and Other Distributions (as a percentage of offering price) ........... None

Redemption Fee (as a percentage of amount redeemed, if applicable) ....... None*

Exchange Fee ............................................................. None
--------------------------------------------------------------------------------

* THE FUND'S TRANSFER AGENT CHARGES A $10 FEE FOR EACH WIRE REDEMPTION.

--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

Investment Advisory Fees                                                  0.74%
Other Expenses                                                            0.45%
                                                                         ----
Total Annual Fund Operating Expenses                                      1.19%
                                                                         ----
Fee Waivers and Expense Reimbursements*                                  (0.04%)
                                                                         ----
Net Expenses                                                              1.15%
--------------------------------------------------------------------------------

* THE ADVISER HAS CONTRACTUALLY AGREED FOR A PERIOD OF ONE YEAR FROM THE DATE OF THIS PROSPECTUS TO WAIVE ALL OR A PORTION OF ITS FEE FOR THE FUND (AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY) IN ORDER TO LIMIT FUND TOTAL OPERATING EXPENSES TO AN ANNUAL RATE OF NOT MORE THAN 1.15% OF AVERAGE DAILY NET ASSETS. THIS CONTRACTUAL FEE WAIVER MAY ONLY BE TERMINATED BY THE BOARD OF TRUSTEES.


--------------------------------------------------------------------------------
EXAMPLE
THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THAT YOU SELL YOUR SHARES AT THE END OF THOSE PERIODS.

THE EXAMPLE ALSO ASSUMES THAT EACH YEAR YOUR INVESTMENT HAS A 5% RETURN, FUND OPERATING EXPENSES REMAIN THE SAME AND YOU REINVEST ALL DIVIDENDS AND DISTRIBUTIONS. ALTHOUGH YOUR ACTUAL COSTS AND RETURNS MIGHT BE DIFFERENT, YOUR APPROXIMATE COSTS OF INVESTING $10,000 IN THE FUND WOULD BE:

             1 YEAR         3 YEARS      5 YEARS       10 YEARS
             ---------------------------------------------------
              $117           $374         $650          $1,440

--------------------------------------------------------------------------------

1-888-462-5386                         18

Oak Associates Funds




MORE INFORMATION ABOUT FUND INVESTMENTS
--------------------------------------------------------------------------------

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund's objectives. If a Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for capital gains.

This prospectus describes the Funds' principal investments and strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These non-principal investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (for information on how to obtain the Funds' Statement of Additional Information see the back cover of this prospectus). Of course, we cannot guarantee that any Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio securities is available in the Statement of Additional Information. Certain portfolio holdings information for each Fund is available on the Funds' website - www.oakfunds.com
- by clicking the applicable link for each Fund in the "Fund Center" section of the home page. By following these links, you can obtain a complete list of portfolio holdings for each Fund as of the end of the most recently completed calendar quarter. The portfolio holdings information available on the Funds' website includes an alphabetical list of the securities owned by each Fund, but does not include the percentage of the Fund's overall portfolio represented by a particular security. The portfolio holdings information on the Funds' website is generally made available in the first week following the close of the most recently completed calendar quarter and will remain available until the information is updated following the close of the next quarter.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

Oak Associates, ltd. (the "Adviser"), 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, serves as the investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees of Oak Associates Funds supervises the Adviser and establishes policies that the Adviser must follow in its management activities. As of December 31, 2004, the Adviser had approximately $7.4 billion in assets under management.

--------------------------------------------------------------------------------
                                       19                       www.oakfunds.com

Oak Associates Funds




For the fiscal year ended October 31, 2004, the Adviser received advisory fees (after waivers) as a percentage of each Fund's average daily net assets at the following annual rates:

     White Oak Select Growth Fund ............................. 0.74%
     Pin Oak Aggressive Stock Fund ............................ 0.73%
     Red Oak Technology Select Fund ........................... 0.69%
     Black Oak Emerging Technology Fund ....................... 0.56%
     Live Oak Health Sciences Fund ............................ 0.70%

For its advisory services to the Rock Oak Core Growth Fund, the Adviser is entitled to receive an annual advisory fee of 0.74% of the Fund's average daily net assets.

The Adviser has contractually agreed for a period of one year from the date of this prospectus to waive all or a portion of its fee for each of the Funds (and to reimburse expenses to the extent necessary) in order to limit Fund total operating expenses to an annual rate of not more than 1.15% of average daily net assets.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

James D. Oelschlager has served as President of the Adviser and its predecessor since 1985. He has served as the lead manager for the White Oak Select Growth Fund and the Pin Oak Aggressive Stock Fund and has served as a co-manager for the Red Oak Technology Select Fund, the Black Oak Emerging Technology Fund and the Rock Oak Core Growth Fund since each Fund's inception. Prior to founding Oak Associates, ltd., Mr. Oelschlager served as Director of Pension Investments/Assistant Treasurer for the Firestone Tire & Rubber Company. He has more than 36 years of investment experience.

Edward E. Yardeni, PhD, has served as Chief Investment Strategist of the
Adviser since September 2004. He has served as a co-manager of the Rock Oak Core Growth Fund since its inception. Prior to joining the Adviser, Dr. Yardeni served as Chief Investment Strategist and Managing Director of Prudential Equity Group, LLC from April 2002 to September 2004. From March 1991 to April 2002, Dr. Yardeni served as Chief Investment Strategist for Deutsche Bank. He has more than 25 years of investment experience.

Douglas S. MacKay, CFA has served as an Equity Research Analyst for the Adviser since 1991. He has served as a co-manager for the Red Oak Technology Select Fund since its inception and serves as Assistant Portfolio Manager for the White Oak Select Growth Fund and the Pin Oak Aggressive Stock Fund. Prior to joining the Adviser, Mr. MacKay served as a credit analyst with Pittsburgh National Bank. He has more than 15 years of investment experience.

Donna L. Barton has served as a Securities Trader for the Adviser and its predecessor since 1985. She serves as Assistant Portfolio Manager for the White Oak Select Growth Fund and the Pin Oak Aggressive Stock Fund. She has more than 26 years of investment experience.


--------------------------------------------------------------------------------
1-888-462-5386                         20

Jeffrey B. Travis, CFA, has served as an Equity Research Analyst for the Adviser since 1997. He has served as a co-manager of the Black Oak Emerging Technology Fund since July 2002. Mr. Travis holds a B.A. in Economics from Denison University and an M.B.A. from the Weatherhead School of Management at Case Western Reserve University. He has more than 8 years of investment experience.

Mark W. Oelschlager, CFA, has served as an Equity Research Analyst for the Adviser since 2000 and has served as a co-manager of the Live Oak Health Sciences Fund since its inception. Prior to joining the Adviser, he worked as an Equity Securities Analyst for the State Teachers Retirement System of Ohio from 1996 to 2000. He has more than 11 years of investment experience.

Brandi K. Allen has served as an Equity Research Analyst for the Adviser since 1997 and has served as a co-manager of the Live Oak Health Sciences Fund since its inception. She has more than 8 years of investment experience.

Robert D. Stimpson, CFA, has served as an Equity Research Analyst for the Adviser since 2001 and has served as a co-manager of the Rock Oak Core Growth Fund since its inception. Prior to joining the Adviser, Mr. Stimpson served as an Equity Market Analyst for I.D.E.A., ltd. from 1997 to 1999. From 1999 to 2001, Mr. Stimpson attended Emory University in Atlanta, Georgia and earned his M.B.A. He has more than 9 years of investment experience.

The Funds' Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

PURCHASING, SELLING AND EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Funds.

Shares of the Funds are for individual and institutional investors.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Adviser for more information.

HOW TO PURCHASE FUND SHARES

You may purchase shares directly by:

[ ]  Mail
[ ]  Telephone
[ ]  Wire
[ ]  Investment Link (Automated Clearing House (ACH))
[ ]  Using our website at www.oakfunds.com

--------------------------------------------------------------------------------
                                       21                       www.oakfunds.com

Oak Associates Funds




To purchase shares directly from the Funds, complete and send in an application or visit the Funds' website at www.oakfunds.com. If you need an application or have questions, please call 1-888-462-5386. Unless you arrange to pay by wire or through Investment Link (ACH), write your check, payable in U.S. dollars, to "Oak Associates Funds" and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit cards, credit card checks, travelers checks, money orders or cash.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed.

Each Fund reserves the right to reject any specific purchase order or request to exchange Fund shares. In such cases where a Fund rejects an exchange request, such request will be processed by the Fund as a redemption request. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Market Timing Policies and Procedures."

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order in proper form. "Proper form" means that a Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation.

Each Fund calculates its NAV once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Funds), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Funds. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the

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1-888-462-5386                         22

Funds in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Funds. For more information about how to purchase or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and authorized institutions.

HOW THE FUNDS CALCULATE NAV

NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Funds' Board of Trustees. The Funds' determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that a Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Funds invest primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which a Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

With respect to any non-U.S. securities held by a Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $2,000 in any Fund. Your subsequent investments in any Fund must be made in amounts of at least $50.


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Oak Associates Funds




SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares of any Fund automatically through regular electronic deductions from your bank account via Investment Link (ACH). These purchases can be made monthly, quarterly, semi-annually and annually in amounts of at least $25 per Fund.

HOW TO SELL YOUR FUND SHARES

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail, telephone at 1-888-462-5386, or via our website at www.oakfunds.com.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing and include a Medallion signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). Medallion signature guarantees may also be required for redemption requests for amounts over $25,000. In addition, you will need to provide a Medallion signature guarantee for wire redemptions made within 30 days of changing your bank account information and for check redemptions made within 30 days of changing your mailing address. A Medallion signature guarantee is a formal certification offered by firms participating in the Medallion Stamp Program that guarantees a signature is original and authentic.

The sale price of each share will be the NAV next determined after the Fund receives your request in proper form.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $25,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your bank account via Investment Link (ACH).

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within seven days after the Funds receive your request. Your proceeds can be wired to your bank account (subject to a $10 fee), sent to you by check or sent via Investment Link (ACH) to your bank account once you have established banking instructions with the Funds. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH INVESTMENT LINK (ACH), REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE INVESTMENT LINK (ACH) TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

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REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $2,000 because of redemptions, a Fund may redeem your shares. The Fund will provide you at least 30 days' written notice to allow you sufficient time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or as otherwise permitted by the Securities and Exchange Commission (SEC). More information about this is in the Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day by contacting the Funds directly by mail or telephone at 1-888-462-5386, or via our website at www.oakfunds.com.

You may also exchange shares through your financial institution by mail or telephone.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH INVESTMENT LINK (ACH), YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED OR THE INVESTMENT LINK (ACH) TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' written notice.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. Each Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Market Timing Policies and Procedures."

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

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Oak Associates Funds




TELEPHONE/INTERNET TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the website is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone or web instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone or via the web, you will generally bear the risk of any loss.

OTHER POLICIES
--------------------------------------------------------------------------------

MARKET TIMING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Because the Rock Oak Core Growth Fund may invest in foreign securities that trade primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of the Rock Oak Core Growth Fund shares held by long-term shareholders than a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares by virtue of their Fund share transaction, if those prices do not reflect the fair value of the foreign securities. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Fund uses fair value pricing, see "How the Funds Calculate NAV."

In addition, because the Pin Oak Aggressive Stock, Red Oak Technology Select, Black Oak Emerging Technology and Live Oak Health Sciences Funds invest in small/mid cap securities that often may trade in lower volumes, changes to the Funds' holdings in response to frequent trading by certain shareholders may impact the market prices of such relatively thinly traded securities held by the Funds.

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board of Trustees. For purposes of applying these policies, the Funds' service providers

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1-888-462-5386                         26
will consider the trading history of accounts known to be under common ownership or control to the extent they believe an investor or group of investors is attempting to evade detection under the Funds' policies and procedures by the use of multiple accounts.

      [ ]Shareholders are restricted from making more than 4 "round trips" into or out of a Fund over any rolling 12 month period. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

      [ ]The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders except for purchases and redemptions made through the Funds' Systematic Investment/ Withdrawal Plans, as described in this prospectus.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds' and their service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Funds cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Funds. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.


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Oak Associates Funds




In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at a Fund's net asset value per share next determined.

However, the Funds reserve the right to close or liquidate your account at the then-current day's price and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds (generally, 3 business days). Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

HOUSEHOLDING

In order to reduce expenses, the Funds deliver one copy of an annual/semi-annual report, prospectus and/or proxy statement on behalf of two or more shareholders at a shared address (householding). If you do not wish to participate in householding, please indicate this preference on your new account application (if you are opening a new account) or call 1-888-462-5386, option 2, to change your status on an existing account. You may change your status at any time.

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DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Each Fund distributes its net investment income annually and each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES
--------------------------------------------------------------------------------

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Each Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced rates applicable to long-term capital gains. Capital gains distributions are taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in a Fund. Distributions you receive from a Fund may be taxable whether or not you reinvest them.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of a Fund's shares for shares of another Fund is the same as a sale. The gain or loss on the sale or exchange of Fund shares generally will be treated as a short term capital gain or loss if you held the shares for 12 months or less or a long term capital gain or loss if you held the shares for longer.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.


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                                       29                       www.oakfunds.com

Financial Highlights




The table that follows presents performance information about each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the periods ended October 31, 2002, 2003 and 2004 has been derived from the Funds' financial statements, which have been audited by KPMG LLP whose report, along with the Funds' financial statements, are included in the Funds' annual reports. The information provided below for the periods ended October 31, 2001 and prior has been audited by other auditors, whose reports along with the Funds' financial statements, are included in the Funds' annual reports. The reports of KPMG LLP and the reports of other auditors for each such period along with each Fund's financial statements and related notes, appear in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-888-462-5386 or by visiting the Funds' website at www.oakfunds.com.


FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31,






                                        REALIZED AND                                     NET
            NET ASSET                   UNREALIZED                    DISTRIBUTIONS    ASSET
             VALUE,           NET         GAINS OR          TOTAL          FROM        VALUE,
            BEGINNING     INVESTMENT    (LOSSES) ON         FROM          CAPITAL      END OF            TOTAL
            OF PERIOD        LOSS        SECURITIES      OPERATIONS        GAINS       PERIOD           RETURN++
-----------------------------------------------------------------------------------------------------------------
WHITE OAK SELECT GROWTH FUND
2004           $ 34.05      $(0.19)    $  (2.45)       $  (2.64)        $    --       $31.41             (7.75)%
2003             23.22       (0.10)       10.93           10.83              --        34.05             46.64
2002             34.54       (0.12)      (11.20)         (11.32)             --        23.22            (32.77)
2001             77.05       (0.15)      (42.08)         (42.23)          (0.28)       34.54            (54.99)
2000             53.28       (0.19)       23.96           23.77              --        77.05             44.61
PIN OAK AGGRESSIVE STOCK FUND
2004           $ 19.13      $(0.17)    $   0.06        $  (0.11)        $    --       $19.02             (0.58)%
2003             11.63       (0.12)        7.62            7.50              --        19.13             64.49
2002             21.61       (0.20)       (9.78)          (9.98)             --        11.63            (46.18)
2001             69.45       (0.32)      (47.27)         (47.59)          (0.25)       21.61            (68.75)
2000             41.85       (0.20)       29.33           29.13           (1.53)       69.45             71.36
RED OAK TECHNOLOGY SELECT FUND
2004           $  6.56      $(0.08)    $  (0.18)       $  (0.26)        $    --        $6.30             (3.96)%
2003              4.23       (0.05)        2.38            2.33              --         6.56             55.08
2002              8.45       (0.08)       (4.14)          (4.22)             --         4.23            (49.94)
2001             33.85       (0.14)      (25.26)         (25.40)             --         8.45            (75.04)
2000             16.94       (0.13)       17.04           16.91              --        33.85             99.82
BLACK OAK EMERGING TECHNOLOGY FUND
2004           $  2.21      $(0.03)    $  (0.10)       $  (0.13)         $   --        $2.08             (5.88)%
2003              1.23       (0.02)        1.00            0.98              --         2.21             79.67
2002              2.98       (0.02)       (1.73)          (1.75)             --         1.23            (58.72)
2001(1)          10.00       (0.02)       (7.00)          (7.02)             --         2.98            (70.20)+
LIVE OAK HEALTH SCIENCES FUND
2004           $  9.24      $(0.07)    $   0.27       $    0.20          $   --        $9.44              2.16%
2003              7.83       (0.05)        1.46            1.41              --         9.24             18.01
2002             10.24       (0.05)       (2.36)          (2.41)             --         7.83            (23.54)
2001(2)          10.00       (0.01)        0.25            0.24              --        10.24              2.40+


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                                                                                    RATIO OF
                                                                                    EXPENSES
                                                                    RATIO OF       TO AVERAGE
                                                                  NET EXPENSES     NET ASSETS
                                                   RATIO OF       TO AVERAGE      (EXCLUDING
                   NET ASSETS,     RATIO OF     NET INVESTMENT     NET ASSETS       WAIVERS
                     END OF       EXPENSES TO       LOSS TO       (EXCLUDING        AND/OR      PORTFOLIO
                     PERIOD         AVERAGE         AVERAGE        FEES PAID       FEES PAID    TURNOVER
                      (000)       NET ASSETS      NET ASSETS      INDIRECTLY)     INDIRECTLY)     RATE
-------------------------------------------------------------------------------------------------------
WHITE OAK SELECT GROWTH FUND
2004            $ 1,569,899         1.07%           (0.47)%          1.07%           1.07%       15.83%
2003              2,136,891         1.07            (0.36)           1.08            1.11         4.28
2002              1,593,995         1.00            (0.32)           1.01            1.01        10.76
2001              3,188,358         0.95            (0.31)           0.95            0.95        15.44
2000              6,219,080         0.96            (0.38)           0.96            0.96        13.86
PIN OAK AGGRESSIVE STOCK FUND
2004            $   190,839         1.15%           (0.80)%          1.15%           1.17%       21.10%
2003                233,503         1.11            (0.83)           1.12            1.23        21.67
2002                143,775         1.00            (0.87)           1.09            1.09        17.68
2001                363,083         0.99            (0.82)           0.99            0.99        20.91
2000              1,219,288         1.00            (0.59)           1.02            1.02        13.16
RED OAK TECHNOLOGY SELECT FUND
2004            $   244,848         1.15%           (1.01)%          1.15%           1.20%       38.44%
2003                327,853         1.11            (0.98)           1.11            1.24        60.35
2002                217,390         1.00            (0.97)           1.10            1.10        47.80
2001                531,663         0.98            (0.84)           0.98            0.98        53.98
2000              2,220,110         0.99            (0.79)           1.01            1.01        40.13
BLACK OAK EMERGING TECHNOLOGY FUND
2004            $    72,093         1.15%           (1.14)%          1.15%           1.33%       33.71%
2003                 86,414         1.11            (1.08)           1.11            1.50        33.62
2002                 40,583         1.00            (0.86)           1.20            1.20        57.15
2001(1)             104,191         1.00            (0.52)           1.12            1.12         5.99
LIVE OAK HEALTH SCIENCES FUND
2004            $    26,226         1.15%           (0.75)%          1.15%           1.19%        4.05%
2003                 22,520         1.10            (0.66)           1.10            1.28        12.55
2002                 18,686         1.00            (0.56)           1.18            1.18        31.00
2001(2)              21,134         1.00            (0.49)           1.23            1.23           --



  + RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
 ++ FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THE SHAREHOLDER WILL PAY ON
    FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.
(1) THE BLACK OAK EMERGING TECHNOLOGY FUND COMMENCED OPERATIONS ON DECEMBER 29, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(2) THE LIVE OAK HEALTH SCIENCES FUND COMMENCED OPERATIONS ON JUNE 29, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

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Oak Associates Funds




                               INVESTMENT ADVISER
                              Oak Associates, ltd.

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP



More information about Oak Associates Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI includes detailed information about Oak Associates Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Funds' holdings and detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-888-462-5386

BY MAIL: OAK ASSOCIATES FUNDS
         P.O. BOX 219441
         KANSAS CITY, MISSOURI 64121-9441

OVERNIGHT DELIVERY ONLY: DST SYSTEMS
   C/O OAK ASSOCIATES FUNDS
   430 W. 7TH STREET
   KANSAS CITY, MISSOURI 64105

BY INTERNET: WWW.OAKFUNDS.COM

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-annual reports, as well as other information about Oak Associates Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. Oak Associates Funds' Investment Company Act registration number is 811-08549.

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                                  [BLANK PAGE]

                          [LOGO OMITTED]

                          1-888-462-5386
                          P.O. Box 219441
                          Kansas City, MO 64121-9441
                          www.oakfunds.com

OAK-F-010-17000

                       STATEMENT OF ADDITIONAL INFORMATION

                              OAK ASSOCIATES FUNDS

                                  MARCH 1, 2005

                               INVESTMENT ADVISER:
                              OAK ASSOCIATES, LTD.

This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide additional information regarding the activities and operations of Oak Associates Funds (the "Trust") and should be read in conjunction with the Trust's prospectus dated March 1, 2005. This SAI relates to the following series of the Trust (each a "Fund" and collectively, the "Funds"):

                          WHITE OAK SELECT GROWTH FUND
                            ROCK OAK CORE GROWTH FUND
                          PIN OAK AGGRESSIVE STOCK FUND
                         RED OAK TECHNOLOGY SELECT FUND
                       BLACK OAK EMERGING TECHNOLOGY FUND
                          LIVE OAK HEALTH SCIENCES FUND

This SAI is incorporated by reference into the Trust's prospectus. The financial statements with respect to each Fund, except for the Rock Oak Core Growth Fund, for the fiscal year ended October 31, 2004, including notes thereto and the report of KPMG LLP thereon, are herein incorporated by reference. A copy of the Oak Associates Funds 2004 Annual Report to Shareholders, with respect to the Funds must accompany the delivery of this SAI. A prospectus may be obtained by writing to the Trust at P.O. Box 219441, Kansas City, Missouri 64121-9441 or calling toll-free 1-888-462-5386.

                                TABLE OF CONTENTS

THE TRUST.................................................................S-2
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES...........S-2
DESCRIPTION OF PERMITTED INVESTMENTS......................................S-6
INVESTMENT LIMITATIONS...................................................S-14
THE ADVISER..............................................................S-18
THE PORTFOLIO MANAGERS...................................................S-19
THE ADMINISTRATOR........................................................S-21
THE DISTRIBUTOR..........................................................S-22
THE TRANSFER AGENT.......................................................S-22
THE CUSTODIAN............................................................S-22
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................S-22
LEGAL COUNSEL............................................................S-22
TRUSTEES AND OFFICERS OF THE TRUST.......................................S-22
PURCHASING AND REDEEMING SHARES..........................................S-27
DETERMINATION OF NET ASSET VALUE.........................................S-27
TAXES     ...............................................................S-28
FUND TRANSACTIONS........................................................S-30
PORTFOLIO HOLDINGS.......................................................S-33
DESCRIPTION OF SHARES....................................................S-34
SHAREHOLDER LIABILITY....................................................S-34
LIMITATION OF TRUSTEES' LIABILITY........................................S-35
CODE OF ETHICS...........................................................S-35
PROXY VOTING.............................................................S-35
5% AND 25% SHAREHOLDERS..................................................S-35
EXPERTS..................................................................S-37
APPENDIX A - DESCRIPTION OF RATINGS.......................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES.........................B-1

OAK-F-011-17000

THE TRUST

GENERAL. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated November 6, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of units of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

HISTORY OF THE WHITE OAK SELECT GROWTH AND PIN OAK AGGRESSIVE STOCK FUNDS.
The White Oak Select Growth Fund is a successor to the Advisors' Inner
Circle Fund White Oak Growth Stock Fund ("AIC White Oak Fund"). The Pin Oak Aggressive Stock Fund is a successor to the Advisors' Inner Circle Fund Pin Oak Aggressive Stock Fund ("AIC Pin Oak Fund"). The AIC White Oak Fund and the AIC Pin Oak Fund were managed by Oak Associates, ltd. (the "Adviser") using the same investment objective, strategies, policies and restrictions as those used by their respective successor Funds. Each of the AIC White Oak Fund's and the AIC Pin Oak Fund's date of inception was August 3, 1992. Each of the AIC White Oak Fund and the AIC Pin Oak Fund dissolved and reorganized into the White Oak Select Growth Fund and the Pin Oak Aggressive Stock Fund, respectively, on February 27, 1998. All of the assets and liabilities of each AIC Fund was transferred to its successor in connection with the successor Fund's commencement of operations on February 27, 1998.

VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate a Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Funds' respective investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

WHITE OAK SELECT GROWTH FUND. The White Oak Select Growth Fund (the
"White Oak Fund") seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve this investment objective. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended ("1940 Act").

As a principal investment strategy, the White Oak Fund will be as fully invested as practicable (under normal market conditions) in common stocks of established companies with large market capitalization (equity market capitalization more than $5 billion). In accordance with Rule 35d-1 of the 1940 Act regarding the use of certain mutual fund names, the White Oak Fund has adopted a "non-fundamental" policy to invest at least 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

As non-principal investment strategies and consistent with its investment objective, the White Oak Fund may to a lesser extent invest in securities of small to medium capitalization issuers (equity market capitalization less than $5 billion), other types of equity securities (E.G., preferred stocks, warrants and rights to purchase common stocks, and convertible securities), ADRs, shares of investment companies, enter into financial futures contracts (including index futures contracts), lend its securities and sell securities short "against the box." The Fund may also invest up to 15% of its total assets in money market securities for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%.

ROCK OAK CORE GROWTH FUND. The Rock Oak Core Growth Fund (the "Rock Oak Fund") seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve this investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

As a principal investment strategy, the Fund invests primarily in common stocks of large capitalization companies (equity market capitalization more than $5 billion) that are selected for their growth potential and will generally hold between 35 and 50 common stocks. The Fund invests primarily in U.S. common stocks, but may, to a lesser extent, invest in foreign common stocks.

As non-principal investment strategies and consistent with its investment objective, the Fund may to a lesser extent invest in securities of small to medium capitalization issuers (equity market capitalization less than $5 billion), other types of equity securities (E.G., preferred stocks, warrants and rights to purchase common stocks, and convertible securities), ADRs, shares of investment companies, enter into financial futures contracts (including index futures contracts), lend its securities and sell securities short. The Fund may also invest up to 15% of its total assets in money market securities for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%.

PIN OAK AGGRESSIVE STOCK FUND. The Pin Oak Aggressive Stock Fund (the "Pin Oak Fund") seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve this investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

As a principal investment strategy, the Pin Oak Fund will be as fully invested as practicable (under normal market conditions) in common stocks of large, established companies and small and medium-capitalization companies that operate in emerging growth industries, i.e., industries comprised largely of companies that are early in their life cycle, but which, in the Adviser's judgement, have the potential to become major enterprises. In accordance with Rule 35d-1 of the 1940 Act regarding the use of certain mutual fund names, the Pin Oak Fund has adopted a "non-fundamental" policy to invest at least 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

As non-principal investment strategies and consistent with its investment objective, the Pin Oak Fund may to a lesser extent invest in other types of equity securities (e.g., preferred stocks, warrants and rights to purchase common stocks, and convertible securities), ADRs, shares of investment companies, enter into financial futures contracts (including index futures contracts), lend its securities and sell securities short "against the box." The Fund may also invest up to 15% of its total assets in money market securities for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%.

RED OAK TECHNOLOGY SELECT FUND. The Red Oak Technology Select Fund (the "Red Oak Fund") seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. Current income is incidental to the Fund's objective. There can be no assurance that the Fund will be able to achieve this investment objective. The Fund is classified as a "non-diversified" investment company under the 1940 Act, and as such, may invest in fewer companies than diversified investment companies that spread their investments among many companies.

As a principal investment strategy, the Red Oak Fund will be as fully invested as practicable (under normal market conditions) in common stocks of companies which rely extensively on technology in their product development or operations, or which are expected to benefit from technological advances and improvements, and that may be experiencing growth in sales and earnings driven by technology related products and services. The Red Oak Fund will concentrate its investments (I.E., invest at least 25% of its total assets) in companies operating directly in the "technology industry," which generally consists of companies which develop, produce or distribute products or services related to computers, semi-conductors and electronics ("Technology Companies"). The Fund may invest in Technology Companies without regard to a company's market capitalization. In accordance with Rule 35d-1 of the 1940 Act regarding the use of certain mutual fund names, the Red Oak Fund has adopted a "non-fundamental" policy to invest at least 80% of its net assets, under normal circumstances, in equity securities of issuers operating in the technology sector, as determined by the Adviser. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

As non-principal investment strategies and consistent with its investment objective, the Red Oak Fund may to a lesser extent invest in securities of other types of equity securities (E.G., preferred stocks, warrants and rights to purchase common stocks, and convertible securities), enter into financial futures contracts (including index futures contracts), lend its securities and sell securities short "against the box." The Fund may also invest up to 15% of its total assets in money market securities for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%.

BLACK OAK EMERGING TECHNOLOGY FUND. The Black Oak Emerging Technology Fund (the "Black Oak Fund") seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. Current income is incidental to the Fund's objective. There can be no assurance that the Fund will be able to achieve this investment objective. The Fund is classified as a "non-diversified" investment company under the 1940 Act, and as such, may invest in fewer companies than diversified investment companies that spread their investments among many companies.

As a principal investment strategy, the Black Oak Fund will be as fully invested as practicable (under normal market conditions) in common stocks of emerging technology issuers that the Adviser considers to be best positioned to experience above-average growth and/or become market leaders in the "emerging" (or fastest growing) segments of the technology sector ("Emerging Technology Companies"). The Fund may invest in Emerging Technology Companies without regard to a company's market capitalization. Emerging Technology Companies operate in industries that the Adviser believes have the potential to develop or are expected to benefit from new technology or significant improvements or enhancements to existing technology. Current examples of Emerging Technology Companies include those developing, producing or distributing products or services related to computer networking, fiber optics and photonics, data storage, bandwidth enhancement, wireless and other communications technology, and combinations of high-speed voice, video and data transfer. There is, however, no guarantee that these types of companies will be the focus of future Fund investments given the speed of technological development. The Fund invests primarily in U.S. common stocks, but may, to a lesser extent, invest in foreign commopn stocks. In accordance with Rule 35d-1 of the 1940 Act regarding the use of certain mutual fund names, the Black Oak Fund has adopted a "non-fundamental" policy to invest at least 80% of its net assets, under normal circumstances, in equity securities of Emerging Technology Companies, as determined by the Adviser. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

As non-principal investment strategies and consistent with its investment objective, the Black Oak Fund may to a lesser extent invest in securities of other types of equity securities (E.G., preferred stocks, warrants and rights to purchase common stocks, and convertible securities), ADRs, shares of investment companies, purchase put and call options and write covered call options on fixed income and equity securities, enter into financial futures contracts (including index futures contracts), purchase options on futures contracts, lend its securities and sell securities short. While the Fund has no current intention to invest in initial public offerings ("IPOs"), and investing in IPOs is not part of the Fund's principal investment strategy, the Fund may buy certain securities through IPOs if the Adviser believes such securities are consistent with the Fund's investment policies. The Fund may also invest up to 15% of its total assets in money market securities for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%.

LIVE OAK HEALTH SCIENCES FUND. The Live Oak Health Sciences Fund (the "Live Oak Fund") seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve this investment objective. The Fund is classified as a "non-diversified" investment company under the 1940 Act, and as such, may invest in fewer companies than diversified investment companies that spread their investments among many companies.

As a principal investment strategy, the Live Oak Fund will be as fully invested as practicable (under normal market conditions) in common stocks of "health sciences" issuers that the Adviser considers to be best positioned to experience above-average growth and/or become market leaders in their respective fields. The Live Oak Fund will concentrate its investments (I.E., invest at least 25% of its total assets) in companies doing business in the "health sciences" sector, which generally consists of companies engaged in the research, development, sale, supply and manufacture of various health science products, services and processes. The description of the health sciences sector may be interpreted broadly to include applications and developments in such areas as human health care (cancer, infectious disease, diagnostics and therapeutics, health care facilities); pharmaceuticals (new drug development and production); agricultural and veterinary applications (improved seed varieties, animal growth hormones); genetics (gene synthesis and therapy, engineering, hybridoma and recombinant DNA techniques, monoclonal antibodies); biotechnology/chemicals (enzyme/peptide synthesis, toxic waste treatment); medical/surgical (epidermal growth factor, in vivo imaging/therapeutics); equipment (low temperature storage, microimaging systems, biohazard containment); and industrial applications (biochips, fermentation, enhanced mineral recovery). The Fund will purchase securities that the Adviser believes have strong earnings growth potential and reasonable market valuations relative to the market as a whole and peer companies operating in the same respective industry classifications. In accordance with Rule 35d-1 of the 1940 Act regarding the use of certain mutual fund names, the Live Oak Fund has adopted a "non-fundamental" policy to invest at least 80% of its net assets, under normal circumstances, in equity securities of health sciences companies, as determined by the Adviser. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

As non-principal investment strategies and consistent with its investment objective, the Live Oak Fund may to a lesser extent invest in other types of equity securities (E.G., preferred stocks, warrants and rights to purchase common stocks, and convertible securities), ADRs, shares of investment companies, purchase put and call options and write covered call options on fixed income and equity securities, enter into financial futures contracts (including index futures contracts), purchase options on futures contracts, lend its securities and sell securities short. The Fund may also invest up to 15% of its total assets in money market securities for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under Securities and Exchange Commission ("SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the Funds' two most recently completed fiscal years ended October 31, 2003 and 2004, the portfolio turnover rate for each of the Funds was as follows:

----------------------- --------------------------------------------------------------------------------------------------------
         FUND                                                     PORTFOLIO TURNOVER RATE
----------------------- --------------------------------------------------------------------------------------------------------
                                               2003                                                   2004
----------------------- ---------------------------------------------------- ---------------------------------------------------
White Oak Fund                                 4.28%                                                 15.83%
----------------------- ---------------------------------------------------- ---------------------------------------------------
Rock Oak Fund                                    *                                                      *
----------------------- ---------------------------------------------------- ---------------------------------------------------
Pin Oak Fund                                  21.67%                                                 21.10%
----------------------- ---------------------------------------------------- ---------------------------------------------------
Red Oak Fund                                  60.35%                                                 38.44%
----------------------- ---------------------------------------------------- ---------------------------------------------------
Black Oak Fund                                33.62%                                                 33.71%
----------------------- ---------------------------------------------------- ---------------------------------------------------
Live Oak Fund                                 12.55%                                                  4.05%
----------------------- ---------------------------------------------------- ---------------------------------------------------

* Not in operation during the period.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices discussed in the "Additional Information About Investment Objectives and Policies" section and the associated risk factors. A Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and permitted by the Fund's stated investment policies. Unless otherwise noted, the following investments are non-principal investments of the Funds.

AMERICAN DEPOSITARY RECEIPTS (ADRS). ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

EQUITY SECURITIES. As part of their principal investment strategies, the Funds invest in equity securities, primarily common stocks. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The Funds (except for the Rock Oak Fund) purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. The Rock Oak Fund purchases equity securities traded both in and outside of the United States on registered exchanges or over-the counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. As part of their principal investment strategies, the Pin Oak Fund, Red Oak Fund, Black Oak Fund and Live Oak Fund invest in small and medium capitalization issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

FOREIGN SECURITIES. As part of its principal investment strategy, the Rock Oak Fund and Black Oak Fund may invest in foreign common stocks. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). A Fund may use futures contracts and related options for BONA FIDE hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent a Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, no Fund is subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. A Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When a Fund writes an option on a security, on an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Each Fund may trade put and call options on securities, securities indices and currencies, as the investment adviser determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations. See "Investment Limitations."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of a Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not invest more than 15% of its net assets in illiquid securities.

MONEY MARKET SECURITIES. A Fund may invest up to 15% of its total assets in money market securities (the types of which are discussed below) for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, a Fund may increase this percentage up to 100%. For purposes of these policies, money market securities include (i) short-term U.S. government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail below. For a description of ratings, see Appendix A to this SAI.

o U.S. GOVERNMENT SECURITIES. Examples of types of U.S. government obligations in which a Fund may invest include U.S. Treasury Obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

     o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").


     o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

     o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

     o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

o COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

o OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

     o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

     o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

     o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

o REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements with financial institutions. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's net assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

SECURITIES LENDING. A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). A Fund will not lend portfolio securities to its investment adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. A Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Any securities lending activity in which a Fund may engage will be undertaken pursuant to Board approved procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies, and real estate investment trusts represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which a fund can invest in securities of other investment companies. A Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretations thereunder.

SHORT SALES. A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short. Uncovered (or naked) short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short position.

As described in their respective investment strategies, the Rock Oak, Black Oak and Live Oak Funds may engage in short sales that are either "uncovered" or "against the box" while the White Oak, Pin Oak and Red Oak Funds may only engage in short sales "against the box."

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund that cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

The White Oak, Pin Oak and Red Oak Funds may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of the Fund's total assets. This limitation does not apply to the Red Oak Fund.

2. Purchase any securities which would cause 25% or more of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bankfinance and diversified finance will each be considered a separate industry. This limitation does not apply to the Red Oak Fund which will invest at least 25% of its total assets in companies which develop, produce or distribute products or services related to computers, semi-conductors and electronics.

3.       Acquire more than 10% of the voting securities of any one issuer.

4.       Invest in companies for the purpose of exercising control.

5. Issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of the Fund, and further provided that, to the extent that such borrowings exceed 5% of the Fund's total assets, all borrowings shall be repaid before the Fund makes additional investments. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of the Fund's total assets at the time the Fund makes such temporary borrowing. In addition, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets will not be considered borrowings or senior securities. This investment limitation shall not preclude the Fund from issuing multiple classes of shares in reliance on SEC rules or orders.

6. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

7. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

8. Make short sales of securities, maintain a short position or purchase securities on margin, except that a Fund may obtain short-term credits as necessary for the clearance of security transactions and sell securities short "against the box."

9. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Portfolio security.

10. Purchase securities of other investment companies except as permitted by the 1940 Act, the rules and regulations thereunder or pursuant to an exemption therefrom.

The Black Oak and Live Oak Funds may not:

1. Purchase any securities that would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, (ii) repurchase agreements involving such securities, and with respect to the Live Oak Fund only (iii) investments in companies doing business in the health sciences industry.

2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

3. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

5. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

6. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

The Rock Oak Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.       Borrow money or issue senior securities (as defined under the 1940
         Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions:

DIVERSIFICATION. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

CONCENTRATION. The SEC has presently defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions.

BORROWING. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Each Fund's, except for the Rock Oak Fund's, current investment policy on lending is stated above. The Rock Oak Fund's current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its Statement of Additional Information.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. Each Fund, except for the Rock Oak Fund, has adopted a fundamental policy that prohibits the Fund from direct investment in real estate. The Rock Oak Fund has adopted a fundamental policy that would permit direct investment in real estate. However, the Rock Oak Fund's current investment policy with respect to investment in real estate is as follows: the Fund will not purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

NON-FUNDAMENTAL POLICIES

The following investment limitations of each Fund are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval:

1. The Funds may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

2. The White Oak Fund shall invest at least 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

3. The Rock Oak Fund shall invest at least 80% of its net assets, under normal circumstances, in equity securities.

4. The Pin Oak Fund shall invest at least 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

5. The Red Oak Fund shall invest at least 80% of its net assets, under normal circumstances, in equity securities of companies operating in the technology sector, as determined by the Adviser. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

6. The Black Oak Fund shall invest at least 80% of its net assets, under normal circumstances, in equity securities of Emerging Technology Companies, as determined by the Adviser. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

7. The Live Oak Fund shall invest at least 80% of its net assets, under normal circumstances, in equity securities of health sciences companies, as determined by the Adviser. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

The Black Oak Fund and Live Oak Fund may not:

1. Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

2. Purchase securities of other investment companies except as permitted by the 1940 Act, the rules and regulations thereunder or pursuant to an exemption therefrom.

3.   Purchase securities while its borrowing exceeds 5% of its total assets.

Except with respect to the Funds' policies concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the Funds' limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

To meet federal tax requirements for qualification as a "regulated investment company," at the close of each quarter of its taxable year, each Fund will (a) limit its investments in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) to no more than 25% of the value of the Fund's total assets; and (b) with respect to 50% of its total assets, limit its investment in the securities of any issuer to 5% of the Fund's total assets and will not purchase more than 10% of the outstanding voting securities of any one issuer.

THE ADVISER

GENERAL. Oak Associates, ltd. ("Oak" or the "Adviser") makes the investment decisions for the assets of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. The Adviser is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. Oak was formed in December 1995 by James D. Oelschlager to continue the business of Oak Associates, a sole proprietorship he founded in 1985. Mr. Oelschlager owns a controlling interest in the Adviser. The principal business address of the Adviser is 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333. In addition to advising the Funds, the Adviser provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates. As of December 31, 2004, the Adviser had discretionary management authority with respect to approximately $7.4 billion of assets under management.

ADVISORY AGREEMENT WITH THE TRUST. The Adviser serves as the investment adviser for each Fund under an investment advisory agreement with the Trust (the "Advisory Agreement"). The continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

INVESTMENT MANAGEMENT PERSONNEL OF THE ADVISER. Mr. Oelschlager, President of the Adviser and its predecessor since 1985, has managed the White Oak Fund and the Pin Oak Fund (and their predecessor funds) since their inception, with both Donna L. Barton and Douglas S. MacKay serving as assistant portfolio managers during this period. Mr. Oelschlager has co-managed the Red Oak Fund since its inception. Mr. Oelschlager has co-managed the Black Oak Fund since its inception. Mr. Oelschlager has co-managed the Rock Oak Fund since inception.

Edward E. Yardeni, PhD, has served as Chief Investment Strategist of the
Adviser since September 2004. He has co-managed the Rock Oak Fund since inception. Prior to joining the Adviser, Mr. Yardeni served as Chief Investment Strategist and Managing Director of Prudential Equity Group, LLC from April 2002 to September 2004. From March 1991 to April 2002 Mr. Yardeni served as Chief Investment Strategist for Deutsche Bank. Mr. Yardeni earned a BA from Cornell University and a BA and PhD from Yale University.

Douglas S. MacKay has served as an Equity Research Analyst at the Adviser since 1991. He has co-managed the Red Oak Fund since its inception and serves as Assistant Portfolio Manager for the White Oak Fund and Pin Oak Fund. Previously, he was a credit analyst with the Pittsburgh National Bank. In 1990, he received a BS in Finance from Miami University in Oxford, Ohio. In 1994, Mr. MacKay earned an MBA from Case Western Reserve University in Cleveland, Ohio. In 1998, he earned the designation of Chartered Financial Analyst.

Mark W. Oelschlager has served as an Equity Research Analyst at the Adviser since 2000 and has co-managed the Live Oak Fund since inception. Prior to joining the Adviser , Mr. Oelschlager worked as an Equity Securities Analyst for the State Teachers Retirement System of Ohio from 1996 to 2000. Mr. Oelschlager earned a BA in Economics from Trinity College and an MBA in Finance from Ohio State's Fisher College of Business. In 1999, Mr. Oelschlager earned the designation of Chartered Financial Analyst.

Jeffrey B. Travis has served as an Equity Research Analyst at the Adviser since 1997. He has co-managed the Black Oak Fund since July 2002. Mr. Travis holds a BA in Economics from Denison University and an MBA from the Weatherhead School of Management at Case Western Reserve University.

Brandi K. Allen has served as an Equity Research Analyst at the Adviser since 1997 and has co-managed the Live Oak Fund since inception. She received a BBA in Finance from Ohio University and earned an MBA from Case Western Reserve University's Weatherhead School of Management.

Donna L. Barton has served as a Securities Trader at the Adviser and its predecessor since 1985. She serves as Assistant Portfolio Manager for the White Oak Fund and the Pin Oak Fund.

Robert D. Stimpson has served as an Equity Research Analyst for the Adviser since 2001 and has co-managed the Rock Oak Fund since inception. Prior to joining the Adviser, Mr. Stimpson served as an Equity Market Analyst for I.D.E.A., ltd. from 1997 to 1999. Mr. Stimpson earned a BA in International Studies from Dickinson College and an MBA from Emory University. In 2003, Mr. Stimpson earned the designation of Chartered Financial Analyst.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.74% of the average daily net assets of each Fund. The Adviser has contractually agreed for a period of one year from the date of the Funds' prospectus to waive all or a portion of its fee for each Fund (and to reimburse expenses to the extent necessary) in order to limit each Fund's total operating expenses to an annual rate of not more than 1.15% of average daily net assets. The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of the Funds. For the fiscal years ended October 31, 2002, 2003 and 2004 the Funds paid the Adviser the following advisory fees:

----------------------- ------------------------------------------------------- --------------------------------------------------
                                              FEES PAID                                             FEES WAIVED*
         FUND
----------------------- ------------------------------------------------------- --------------------------------------------------
                              2002               2003               2004                2002               2003            2004
----------------------- ------------------ ------------------ ----------------- --------------------- ---------------- -----------
White Oak Fund             $19,513,025        $12,720,491       $14,772,644           $226,802           $578,422           $0
----------------------- ------------------ ------------------ ----------------- --------------------- ---------------- -----------
Rock Oak Fund                  **                 **                 **                  **                 **              **
----------------------- ------------------ ------------------ ----------------- --------------------- ---------------- -----------
Pin Oak Fund               $2,040,441         $1,318,079         $1,608,080           $248,831           $210,501         $32,204
----------------------- ------------------ ------------------ ----------------- --------------------- ---------------- -----------
Red Oak Fund               $3,216,917         $2,031,744         $2,143,798           $415,584           $364,299        $136,083
----------------------- ------------------ ------------------ ----------------- --------------------- ---------------- -----------
Black Oak Fund              $690,344           $422,817           $591,092            $183,554           $222,544        $146,383
----------------------- ------------------ ------------------ ----------------- --------------------- ---------------- -----------
Live Oak Fund               $152,366           $138,532           $198,750            $37,346             $31,754         $9,609
----------------------- ------------------ ------------------ ----------------- --------------------- ---------------- -----------

* Prior to March 1, 2004, the Adviser had voluntarily agreed to waive all or a portion of its fee for each Fund (except for the Rock Oak Fund) in order to limit each Fund's total operating expenses to an annual rate of not more than 1.15% of average daily net assets. Additionally, prior to March 1, 2003, the Adviser had contractually agreed to waive all or a portion of its fee for each Fund in order to limit each Fund's total operating expenses to an annual rate of not more than 1.00% of average daily net assets.
**       Not in operation for the period indicated.

THE PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Adviser compensates the Funds' portfolio managers for their management of the Funds. Except for James D. Oelschlager, each of the Fund's portfolio mangers' compensation consists of a base salary and a discretionary bonus, which is based on the amount of assets under the Adviser's management. A portfolio manager's base salary is determined at the time of employment and remains constant throughout employment. The quarterly performance bonus is based on the Adviser's Assets under management or profitability. The compensation of James D. Oelschlager, who is Managing Member, President, Chief Investment Officer and Founder of the Adviser, is based solely on the profitability of the Adviser.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

-------------------------------------------------------------------------------
Name                                            Dollar Range of Fund Shares*
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
James D. Oelschlager                            Over $1,000,000 (White Oak Fund)
                                                 Over $1,000,000 (Rock Oak Fund)
                                                  Over $1,000,000 (Pin Oak Fund)
                                                  Over $1,000,000 (Red Oak Fund)
                                                Over $1,000,000 (Black Oak Fund)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Edward E. Yardeni                            $100,001 - $500,000 (Rock Oak Fund)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                               $50,001 - $100,000 (Red Oak Fund)
Douglas S. MacKay                           $50,0001 - $100,000 (White Oak Fund)
                                                     $1 - $10,000 (Pin Oak Fund)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Mark W. Oelschlager                            $10,001 - $50,000 (Live Oak Fund)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Jeffrey B. Travis                            $50,001 - $100,000 (Black Oak Fund)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Brandi K. Allen                                $10,001 - $50,000 (Live Oak Fund)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Donna L. Barton                             $100,001 - $500,000 (White Oak Fund)
                                              $100,001 - $500,000 (Pin Oak Fund)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert D. Stimpson                                  $1 - $10,000 (Rock Oak Fund)
-------------------------------------------------------------------------------
* Valuation date with respect to all Funds, except the Rock Oak Fund, is October 31, 2004. Valuation date with respect to the Rock Oak Fund is January 31, 2005.

OTHER ACCOUNTS. In addition to the Funds, certain portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of October 31, 2004.

------------------ --------------------------------- ----------------------------------- ----------------------------------
      NAME                    REGISTERED                        OTHER POOLED                      OTHER ACCOUNTS
                         INVESTMENT COMPANIES               INVESTMENT VEHICLES
------------------ --------------------------------- ----------------------------------- ----------------------------------
                    NUMBER OF       TOTAL ASSETS       NUMBER OF        TOTAL ASSETS        NUMBER OF       TOTAL ASSETS
                     ACCOUNTS                           ACCOUNTS                            ACCOUNTS
------------------ ------------- ------------------- --------------- ------------------- ---------------- -----------------
James D.                8           $378,607,000           1            $400,800,000           748         6,873,300,000
Oelschlager
------------------ ------------- ------------------- --------------- ------------------- ---------------- -----------------
Edward E. Yardeni       0               None               0                None                0               None
------------------ ------------- ------------------- --------------- ------------------- ---------------- -----------------
Douglas S. MacKay       1            $2,000,000            20            $3,000,000             0               None
------------------ ------------- ------------------- --------------- ------------------- ---------------- -----------------
Mark W.                 0               None               0                None                0               None
Oelschlager
------------------ ------------- ------------------- --------------- ------------------- ---------------- -----------------
Jeffrey B. Travis       0               None               0                None                0               None
------------------ ------------- ------------------- --------------- ------------------- ---------------- -----------------
Brandi K. Allen         0               None               0                None                0               None
------------------ ------------- ------------------- --------------- ------------------- ---------------- -----------------


------------------ --------------------------------- ----------------------------------- ----------------------------------
                              REGISTERED                        OTHER POOLED
     NAME                INVESTMENT COMPANIES               INVESTMENT VEHICLES                   OTHER ACCOUNTS
------------------ ------------- ------------------- --------------- ------------------- ---------------- -----------------
                    NUMBER OF
                     ACCOUNTS                          NUMBER OF                            NUMBER OF
                                    TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS
------------------ ------------- ------------------- --------------- ------------------- ---------------- -----------------
Donna L. Barton         0               None               0                None                0               None
------------------ ------------- ------------------- --------------- ------------------- ---------------- -----------------
Robert D.               0               None               0                None                0               None
Stimpson
------------------ ------------- ------------------- --------------- ------------------- ---------------- -----------------

CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for each Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its administrative services, the Administrator is entitled to a fee under the Administration Agreement, which is calculated daily and paid monthly, at an annual rate of 0.04% on the first $2.5 billion of assets; 0.03% on the next $2.5 billion of assets; 0.02% on the next $5 billion of assets and 0.015% on all assets over $10 billion. However, the Fund pays the Administrator a Trust level minimum annual fee equal to $95,000 annually per each existing Fund and $15,000 annually per any additional class. For the fiscal years ended October 31, 2002, 2003 and 2004, the Funds paid the Administrator the following fees:


----------------------- ------------------------------------------------------ --------------------------------------------------
                                              FEES PAID                                             FEES WAIVED
         FUND
----------------------- ------------------------------------------------------ --------------------------------------------------
                               2002               2003             2004               2002               2003             2004
----------------------- ------------------- ----------------- ---------------- ------------------- ----------------- ------------
White Oak Fund              $1,054,758          $687,594         $793,404              $0                 $0               $0
----------------------- ------------------- ----------------- ---------------- ------------------- ----------------- ------------
Rock Oak Fund                   *                  *                 *                 *                  *                 *
----------------------- ------------------- ----------------- ---------------- ------------------- ----------------- ------------
Pin Oak Fund                 $110,294           $71,248           $86,386              $0                 $0               $0
----------------------- ------------------- ----------------- ---------------- ------------------- ----------------- ------------
Red Oak Fund                 $173,887           $109,824         $115,167              $0                 $0               $0
----------------------- ------------------- ----------------- ---------------- ------------------- ----------------- ------------
Black Oak Fund               $37,316            $22,855           $31,752              $0                 $0               $0
----------------------- ------------------- ----------------- ---------------- ------------------- ----------------- ------------
Live Oak Fund                 $8,236             $7,488           $10,674              $0                 $0               $0
----------------------- ------------------- ----------------- ---------------- ------------------- ----------------- ------------

*        Not in operation for the period indicated.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments Company and an affiliate of the Administrator, are parties to a distribution agreement dated February 27, 1998 as amended and restated as of October 1, 2000 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares. The Distributor does not receive compensation under the Distribution Agreement for distribution of Fund shares. The Distributor has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE TRANSFER AGENT

DST Systems, Inc., P.O. Box 219441, Kansas City, MO 64121-9441, serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust.

THE CUSTODIAN

Wachovia Bank, N.A., P.O. Box 7618, Philadelphia, PA 19101, acts as the custodian of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, serves as the independent registered public accounting firm of the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, serves as counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Trust's Funds. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

BOARD MEMBERS. Set forth below are the names, dates of birth, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. The business address of each Trustee is Oak Associates Funds Board of Trustees, 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333.

INTERESTED TRUSTEES
-------------------

JAMES D. OELSCHLAGER (DOB 10/03/42) - Trustee* (since 2000) - Managing Member, President, CIO and Founder of Oak Associates, ltd. since 1985. Assistant Treasurer and Director of Investment Management of Firestone Tire and Rubber, 1969-1985.

JOHN G. STIMPSON (DOB 03/17/42) - Trustee* (since 2000) - Retired since 1993. Board of Directors, Morgan Stanley Trust Company, 1988-1993. Director of International Equity Sales, and Equity Sales Manager, Salomon Brothers (New
York), 1985-1986. Director London Office, Salomon Brothers International (London, England), 1976-1985. Vice President of Institutional Equity, Salomon Brothers (Cleveland, Ohio), 1972-1976. Institutional Equity RR, duPont Glore Forgan (investment banking), 1968-1972.

INDEPENDENT TRUSTEES
--------------------

J. JOHN CANON (DOB 01/19/35) - Trustee** (since 2000) - Member of Board, Proconex (process control equipment) since 1985. President, and Chairman of the Board, Synergistic Partners, Inc. (technology for information management), 1975-1999. Application, Engineering and Sales, Fisher Controls Company (manufacturing of control valves), 1961-1974 and Carrier Corporation (manufacturing of air conditioning, heating and refrigeration), 1957-1961.

STANFORD N. PHELPS (DOB 06/15/34) - Trustee** (since 2000) - Chairman, Clear Springs Land Company LLC (land developing) since 1999. Chairman, Investors Life Insurance Corp. since 1994. Chairman, S.N. Phelps Realty LLC since 1994. Chairman, Wyatt Energy, Inc. since 1994. Chairman, Commonwealth Oil Refining Company (oil refining) since 1984. Chairman, Realmark Holdings (real estate) since 1983. Chairman, S.N. Phelps & Co. (real estate) since 1986. President & CIO, U.S. Life Advisors and U.S. Life Income Fund, 1972-1974. Head of Bond Department, Drexel, Harriman & Ripley, 1970-1972. Head of Bond Sales, F.S. Smithers & Co., 1967-1970. Head of Restructuring/Workout, Citibank, N.A., 1960-1966.

THOMAS E. GRETTER, M.D. (DOB 05/21/35) - Trustee** (since 2001) - Physician, Cleveland Clinic (Health Care) since 1966.

-------------------------------
* Messrs. Oelschlager and Stimpson are considered "interested" persons of the Trust as that term is defined in the 1940 Act. Mr. Oelschlager is interested by virtue of his controlling ownership interest in the Adviser. Mr. Stimpson is considered interested because of his family relationship with an employee of the Adviser.

** Messrs. Canon, Phelps and Gretter serve as members of the Audit Committee of the Trust.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent registered public accountants and whether to terminate this relationship; reviewing the independent registered public accountants' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent registered public accountants to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accountant and the

     Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accountants' opinion, any related management letter, management's responses to recommendations made by the independent registered public accountants in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accountants that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accountants and the Trust's senior internal accounting executive, if any, the independent registered public accountants' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent registered public accountants, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Canon, Phelps and Gretter currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met two times in the most recently completed Trust fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one independent Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. The Fair Value Pricing Committee meets periodically, as necessary and met once in the most recently completed Trust fiscal year. Messrs. Canon, White,, Mmes. Collins, Manna and Spratley and John C. Munch, an officer of the Distributor and Administrator, serve as members of the Fair Value Pricing Committee.

o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibilities of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Messrs. Canon, Phelps and Gretter currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as information that other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Before this year's meeting, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Adviser charges each Fund compared with the fees it charges to comparable mutual funds or accounts (if any); (f) each Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser's profitability from its Fund-related operations; (h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser's reputation, expertise and resources in domestic financial markets; and
(k) each Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Advisory Agreement. Other Trust service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting, the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that the terms of the Agreement are fair and reasonable; (b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to each Fund; and (c) agreed to renew the Advisory Agreement for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

---------------------- ------------------------------------------------------ -----------------------------------------------------
        NAME                    DOLLAR RANGE OF FUND SHARES (FUND)                 AGGREGATE DOLLAR RANGE OF SHARES (ALL FUNDS)*
---------------------- ------------------------------------------------------ -----------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
     Oelschlager                  over $100,000 (White Oak Fund)                                   over $100,000
                                   over $100,000 (Rock Oak Fund)
                                   over $100,000 (Pin Oak Fund)
                                   over $100,000 (Red Oak Fund)
                                  over $100,000 (Black Oak Fund)
                                   over $100,000 (Live Oak Fund)
---------------------- ------------------------------------------------------ -----------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
      Stimpson                   $50,001-$100,000 (White Oak Fund)                                 over $100,000
                                       none (Rock Oak Fund)
                                        none (Pin Oak Fund)
                                   over $100,000 (Red Oak Fund)
                                       none (Black Oak Fund)
                                 $50,001-$100,000 (Live Oak Fund)
---------------------- ------------------------------------------------------ -----------------------------------------------------
                                  over $100,000 (White Oak Fund)
                                       none (Rock Oak Fund)
                                   over $100,000 (Pin Oak Fund)
        Canon                      over $100,000 (Red Oak Fund)                                    over $100,000
                                  over $100,000 (Black Oak Fund)
                                 $50,001-$100,000 (Live Oak Fund)
---------------------- ------------------------------------------------------ -----------------------------------------------------
       Phelps                      over $100,000(White Oak Fund)                                   over $100,000
                                       none (Rock Oak Fund)
                                   over $100,000 (Pin Oak Fund)
                                   over $100,000 (Red Oak Fund)
                                  over $100,000 (Black Oak Fund)
                                   over $100,000 (Live Oak Fund)
---------------------- ------------------------------------------------------ -----------------------------------------------------


---------------------- ------------------------------------------------------ -----------------------------------------------------
        NAME                    DOLLAR RANGE OF FUND SHARES (FUND)                 AGGREGATE DOLLAR RANGE OF SHARES (ALL FUNDS)*
---------------------- ------------------------------------------------------ -----------------------------------------------------
       Gretter                   $50,001-$100,000 (White Oak Fund)                                 over $100,000
                                    $1-$10,000 (Rock Oak Fund)]
                                  $50,001-$100,000 (Pin Oak Fund)
                                  $50,001-$100,000 (Red Oak Fund)
                                    $1-$10,000 (Black Oak Fund)
                                    $1-$10,000 (Live Oak Fund)
---------------------- ------------------------------------------------------ -----------------------------------------------------

*        Valuation date is December 31, 2004.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

----------------------- -------------------- ----------------------------- ------------------------ -------------------------------
         Name                Aggregate          Pension or Retirement         Estimated Annual         Total Compensation from the
                           Compensation      Benefits Accrued as Part of        Benefits Upon            Trust and Fund Complex*
                                                    Fund Expenses                Retirement
----------------------- -------------------- ----------------------------- ------------------------ -------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
     Oelschlager                $0                       N/A                         N/A                           $0
----------------------- -------------------- ----------------------------- ------------------------ -------------------------------
       Stimpson                 $0                       N/A                         N/A                           $0
----------------------- -------------------- ----------------------------- ------------------------ -------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
        Canon                 $38,000                    N/A                         N/A                         $38,000
----------------------- -------------------- ----------------------------- ------------------------ -------------------------------
        Phelps                $38,000                    N/A                         N/A                         $38,000
----------------------- -------------------- ----------------------------- ------------------------ -------------------------------
       Gretter                $38,000                    N/A                         N/A                         $38,000
----------------------- -------------------- ----------------------------- ------------------------ -------------------------------

* The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. The officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. None of the officers receive compensation from the Trust for their services.

WILLIAM E. WHITE (DOB 03/09/65) - President (since 2000) - 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333. Mutual Fund Product Manager of Oak Associates, ltd., the Adviser, since 1997. Account Director, SEI Investments, 1994-1997. Lieutenant, United States Navy, 1987-1994.

ERIC KLEINSCHMIDT (DOB 06/16/68) - Treasurer and Chief Financial Officer* (since
2005) - Employed by SEI Investments since 1995. Director of SEI Investments Fund Accounting since 2004, after serving as a Manager from 1999 to 2004.

SANDRA H. NOLL (DOB 02/29/64) - Chief Compliance Officer, Vice President and Assistant Secretary (since 2004) - 3875 Embassy Parkway, Suite 250, Akron, Ohio. Director of Client Services at Oak Associates, ltd. since 1998 and Compliance Officer of Oak Associates, ltd. since 1994.

SOFIA ROSALA (DOB 02/01/74) - Vice President and Secretary* (since 2005) - Employed by SEI Investments since 1998. Corporate Counsel of the Administrator since 2004. Compliance Officer, SEI Investments, 2001 to 2004. Account and Product Consultant, SEI Private Trust Company, 1998 to 2001.

TIMOTHY D. BARTO (DOB 03/28/68) - Vice President and Assistant Secretary* (since
2000) - Employed by SEI Investments since October 1999. General Counsel, Vice President and Secretary of the Administrator since 2001 and Assistant Secretary of the Distributor since December 1999. Associate at Dechert Price & Rhoads, 1997-1999. Associate at Richter, Miller & Finn, 1993-1997.

COLLEEN COLLINS (DOB 09/30/71) - Vice President and Assistant Secretary (since
2002) - 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333. Mutual Fund Coordinator at Oak Associates, ltd. since 2002. Product Manager, National City Bank, 1998-2002.

LESLIE MANNA (DOB 03/03/62) - Vice President and Assistant Secretary (since
2000) - 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333. Mutual Fund Coordinator at Oak Associates, ltd. since 1995. Office Manager of Saltz, Shamis & Goldfarb, 1992-1995.

PHILIP MASTERSON (DOB 03/12/64) - Vice President and Assistant Secretary* (since
2004) - Employed by SEI Investments Company since August 2004. General Counsel at Citco Mutual Fund Services from 2003 to 2004. Vice President and Associate Counsel at OppenheimerFunds from 2001 to 2003, after serving as Vice President and Assistant Counsel from 1997 to 2001.

JAMES NDIAYE (DOB 09/11/68) - Vice President and Assistant Secretary* (since
2004) - Employed by SEI Investments Company since October 2004. Vice President at Deutsche Asset Management from 2003 to 2004. Associate at Morgan, Lewis & Bockius LLP from 2000 to 2003. Assistant Vice President at ING Variable Annuities Group from 1999 to 2000.

MICHAEL PANG (DOB 07/08/72) - Vice President and Assistant Secretary* (since
2005) - Vice President and In-house Counsel, SEI Investments, since 2005. In-house counsel, Caledonian Bank & Trust's Mutual Funds Group, 2003 to 2004. Vice President and Chief Compliance Officer, Permal Asset Management, 2002 to 2003. Associate, Schulte, Roth & Zabel, 2000 to 2001. Staff Attorney, U.S. Securities and Exchange Commission's Division of Enforcement, Northeast Regional Office, 1997 to 2000.
------------------------------
* These officers of the Trust also serve as officers to one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the transfer agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the NYSE is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the transfer agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees. In complying with the 1940 Act, the Trust follows guidance provided by the SEC and by its staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available or the Adviser deems them to be unreliable, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of 60 days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or the Adviser deems them to be unreliable, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain federal income tax considerations generally affecting the Trust and its shareholders that are not described in the Trust's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders, and the discussion here and in the Trust's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS. The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A REGULATED INVESTMENT COMPANY. Each Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, a Fund must distribute at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or certain other income derived with respect to its business of investing in such stocks, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that a Fund controls and that are engaged in the same, similar or related trades or business, or the securities of one or more qualified publicly traded partnership.

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed.

If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the 70% dividend-received deduction for corporate shareholders and for the lower capital gains rates on qualified dividend income for individual shareholders to the extent they would qualify if the Fund was a regular corporation. The Board reserves the right not to maintain qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

DISTRIBUTIONS TO SHAREHOLDERS. A Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio of securities. Distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of net long-term capital gains will be taxable to you as long-term capital gain regardless of how long you have held your shares. Distributions of dividends will be taxed as ordinary income except that distributions of qualified dividend income will be taxed at the lower capital gains rates available for individual shareholders.

A Fund will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.

In certain cases, a Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has failed to certify that he or she is a U.S. citizen or U.S. resident alien.

In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividend-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Certain distributions from a Fund may qualify as qualified dividend income. Qualified dividend income distributed to an individual is taxable at the lower, long-term capital gains rates. A distribution from a Fund generally qualifies as qualified dividend income to the extent it is designated as such by a Fund and was distributed from dividends received by the Fund from taxable domestic corporations and certain qualified foreign corporations, subject to limitations including holding period limitations, imposed on the Fund and its shareholders. Absent further legislation, the lower, long-term capital gain rates on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2008.

REDEMPTIONS AND EXCHANGES. Redemptions and exchanges of Fund shares may be taxable transactions for federal and state income tax purposes. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on such shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

FEDERAL EXCISE TAX. If a Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year on which the Fund paid no federal income tax), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

STATE TAXES. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2002, 2003 and 2004, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------- ----------------------------------------------------------------------------------------------------
           FUND                                      AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
--------------------------- ----------------------------------------------------------------------------------------------------
                                          2002                                 2003                               2004
--------------------------- ---------------------------------- ------------------------------------- ---------------------------
White Oak Fund                         $2,044,460                            $670,380                           $513,750
--------------------------- ---------------------------------- ------------------------------------- ---------------------------
Rock Oak Fund                               *                                   *                                   *
--------------------------- ---------------------------------- ------------------------------------- ---------------------------
Pin Oak Fund                            $435,935                             $356,420                            $72,811
--------------------------- ---------------------------------- ------------------------------------- ---------------------------
Red Oak Fund                            $940,124                            $1,021,646                          $180,350
--------------------------- ---------------------------------- ------------------------------------- ---------------------------
Black Oak Fund                          $462,177                             $188,786                            $73,726
--------------------------- ---------------------------------- ------------------------------------- ---------------------------
Live Oak Fund                            $23,999                              $7,594                             $1,980
--------------------------- ---------------------------------- ------------------------------------- ---------------------------

*        Not in operation for the period indicated.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (E.G., clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The National Association of Securities Dealers ("NASD") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

--------------------------- ----------------------------------------------- -------------------------------------------------------
           FUND              TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS   TOTAL DOLLAR AMOUNT OF TRANSACTIONS INVOLVING BROKERAGE
                                        FOR RESEARCH SERVICES                          COMMISSIONS FOR RESEARCH SERVICES
--------------------------- ----------------------------------------------- -------------------------------------------------------
White Oak Fund                              $1,220,950.00                                       $777,113,841.94
--------------------------- ----------------------------------------------- -------------------------------------------------------
Rock Oak Fund                                     *                                                    *
--------------------------- ----------------------------------------------- -------------------------------------------------------
Pin Oak Fund                                 $204,195.00                                        $104,620,903.04
--------------------------- ----------------------------------------------- -------------------------------------------------------
Red Oak Fund                                 $531,795.00                                        $283,653,550.92
--------------------------- ----------------------------------------------- -------------------------------------------------------
Black Oak Fund                               $174,050.00                                         $59,232,607.53
--------------------------- ----------------------------------------------- -------------------------------------------------------
Live Oak Fund                                 $7,605.65                                          $4,049,703.52
--------------------------- ----------------------------------------------- -------------------------------------------------------

*        Not in operation for the period indicated.

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2002, 2003 and 2004, the Funds paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown were paid to the Distributor and reflect fees paid in connection with Fund repurchase agreement transactions.

------------------------ --------------------------------------- ---------------------------------- ----------------------------
                              AGGREGATE DOLLAR AMOUNT OF          PERCENTAGE OF TOTAL BROKERAGE     PERCENTAGE OF TOTAL BROKERAGE
                              BROKERAGE COMMISSIONS PAID TO        COMMISSIONS PAID TO AFFILIATED      TRANSACTIONS EFFECTED
          FUND                  AFFILIATED BROKERS                           BROKERS                 THROUGH AFFILIATED BROKERS
------------------------ --------------------------------------- ---------------------------------- ----------------------------
                            2002         2003         2004                     2004                             2004
------------------------ ------------ ----------- -------------- ---------------------------------- ----------------------------
White Oak Fund             $7,298       $3,115         $0                       0%                               0%
------------------------ ------------ ----------- -------------- ---------------------------------- ----------------------------
Rock Oak Fund                 *           *             *                        *                                *
------------------------ ------------ ----------- -------------- ---------------------------------- ----------------------------
Pin Oak Fund               $1,125       $1,445         $0                       0%                               0%
------------------------ ------------ ----------- -------------- ---------------------------------- ----------------------------
Red Oak Fund               $3,523       $2,459         $0                       0%                               0%
------------------------ ------------ ----------- -------------- ---------------------------------- ----------------------------


------------------------ --------------------------------------- ---------------------------------- ----------------------------
                              AGGREGATE DOLLAR AMOUNT OF          PERCENTAGE OF TOTAL BROKERAGE     PERCENTAGE OF TOTAL BROKERAGE
                              BROKERAGE COMMISSIONS PAID TO        COMMISSIONS PAID TO AFFILIATED      TRANSACTIONS EFFECTED
          FUND                  AFFILIATED BROKERS                           BROKERS                 THROUGH AFFILIATED BROKERS
------------------------ --------------------------------------- ---------------------------------- ----------------------------
                            2002         2003         2004                     2004                             2004
------------------------ ------------ ----------- -------------- ---------------------------------- ----------------------------
Black Oak Fund                $3,735        $912          $0                       0%                               0%
--------------------------- ------------ ----------- -------------- ---------------------------------- ------------------------
Live Oak Fund                  $310         $388          $0                       0%                               0%
--------------------------- ------------ ----------- -------------- ---------------------------------- ------------------------

*        Not in operation for the period indicated.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of October 31, 2004, the White Oak Fund held $77,775,000 of Charles Schwab & Co. common stock and $69,482,000 of Morgan Stanley Dean Witter Inc. common stock. The Pin Oak Fund held $9,287,000 of Charles Schwab & Co. common stock.

PORTFOLIO HOLDINGS

The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders, on the one hand, and those of the Funds' investment adviser, principal underwriter or any affiliated person of the Funds, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Trust's President to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The President reports quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Funds disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV.

The Funds' most recent Annual and Semi-Annual reports are also available, free of charge, on the Fund's website at www.oakfunds.com by clicking on the "Materials & Information" tab on the top of the page.

In addition, certain portfolio holdings information for each Fund is available on the Funds' website - www.oakfunds.com - by clicking the applicable link for each Fund in the "Fund Center" section of the home page. By following these links, you can obtain a complete list of portfolio holdings for each Fund as of the end of the most recently completed calendar quarter. The portfolio holdings information available on the Funds' website includes an alphabetical list of the securities owned by each Fund, but does not include the percentage of the Fund's overall portfolio represented by a particular security. The portfolio holding's information on the Funds' website is generally made available in the first week following the close of the most recently completed calendar quarter and will remain available until the information is updated following the close of the next quarter.

The information on the Funds' website is publicly available to all categories of persons.

In addition to information provided to shareholders and the general public, from time to time rating and ranking organizations, such as Standard and Poor's and Morningstar, Inc., may request complete portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Funds' portfolio along with related performance attribution statistics. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. The Funds' policies and procedures provide that the President, may authorize disclosure of portfolio holdings information to these parties at differing times and/or with different lag times to such third parties provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program.

Currently, the Funds have arrangements to provide additional disclosure of portfolio holdings information to the following third party consultants: Mercer Investment Consulting ("Mercer") and Berthel Schutter, LLC (each, a "Third Party Consultant" and, together, the "Third Party Consultants"). Each Third Party Consultant analyzes potential investments for its clients and provides its clients with an on-going analysis of such investments. The Trust's President has authorized disclosure of the Funds' portfolio holdings information to each Third Party Consultant pursuant to a nondisclosure agreement entered into between the Trust, on behalf of the Funds, and each Third Party Consultant. Pursuant to the nondisclosure agreement, each Third Party Consultant is required to (i) maintain the confidentiality of the information; (ii) maintain procedures reasonably designed to prohibit its employees and agents from using the information to facilitate or assist in any securities transactions or investment program; and
(iii) upon the Trust's request, provide evidence reasonably satisfactory to the Trust that demonstrate its adherence to the provisions of the nondisclosure agreement.

The portfolio holdings information is provided to each Third Pary Consultant monthly with a lag of 3 days.

The Trust's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of a Fund's portfolio holdings information.

The Funds' service providers, such as the custodian, Administrator and transfer agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Funds. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Funds' service providers that would prohibit them from disclosing or trading on a Fund's non-public information. Financial printers, proxy voting service providers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Funds.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Funds' proxy voting record.

The Trust is required to disclose annually each Fund's complete proxy voting records on Form N-PX. The Funds' proxy voting record for the most recent 12 month period ended June 30th is available upon request by calling 1-888-462-5386 or by writing to the Funds at Oak Associates Funds, P.O. Box 219441, Kansas City, Missouri 64121-9441. The Funds' Form N-PX is also available on the SEC's website at www.sec.gov.

5% AND 25% SHAREHOLDERS

As of February 1, 2005, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or 25% or more of a Fund's shares. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control such Fund within the meaning of the 1940 Act.


WHITE OAK FUND

SHAREHOLDER                                                    NUMBER OF SHARES            PERCENTAGE OF OUTSTANDING FUND SHARES
-----------                                                    ----------------            -------------------------------------
National Financial Services Corp.                               9,056,316.6100                             21.51%
For the Exclusive Benefit of our Customers
Attn:  Glenford Luke Earl Tyrrel
200 Liberty Street, 1 World Financial Center
New  York, NY  10281-1003

Charles Schwab & Co., Inc.                                     13,933,789.9770                            33.09%
Attn:  Mutual Funds/Team S
4500 Cherry Creek Drive S FL 3
Denver, CO  80209

ROCK OAK FUND

SHAREHOLDER

Charles Schwab & Co., Inc.                                         40,538.3220                             6.30%
Attn:  Mutual Funds/Team S
4500 Cherry Creek Drive S FL 3
Denver, CO  80209

Pershing LLC                                                      113,172.4830                             17.58%
Attn:  Mutual Funds Department
P.O. Box 2052 Jersey City, NJ 07303-2052

James D. Oelschlager and Vanita B. Oelschlager                     125,000.000                             19.41%
1000 Woodhaven Boulevard
Akron, OH  44333-1067

Vanita B. Oelschlager                                              125,000.000                             19.41%
1000 Woodhaven Boulevard
Akron, OH  44333-1067

PIN OAK FUND

SHAREHOLDER                                                    NUMBER OF SHARES            PERCENTAGE OF OUTSTANDING FUND SHARES
-----------                                                    ----------------            -------------------------------------

National Financial Services Corp.                               1,843,247.1550                             20.25%
For the Exclusive Benefit of our Customers
Attn:  Glenford Luke Earl Tyrrel
200 Liberty Street, 1 World Financial Center
New  York, NY  10281-1003

Charles Schwab & Co., Inc.                                      2.426.639.5810                             26.65%
Attn:  Mutual Funds/Team S
4500 Cherry Creek Drive S FL 3
Denver, CO  80209


RED OAK FUND

SHAREHOLDER                                                    NUMBER OF SHARES            PERCENTAGE OF OUTSTANDING FUND SHARES
-----------                                                    ----------------            -------------------------------------
Charles Schwab & Co., Inc.                                      7,042,672.9070                             20.55%
Attn:  Mutual Funds/Team S
4500 Cherry Creek Drive S FL 3
Denver, CO  80209

National Financial Services Corp.                              10,343,996.9530                            30.18%
For the Exclusive Benefit of our Customers
Attn:  Glenford Luke Earl Tyrrel
200 Liberty Street, 1 World Financial Center
New  York, NY  10281-1003

BLACK OAK FUND

SHAREHOLDER                                                    NUMBER OF SHARES            PERCENTAGE OF OUTSTANDING FUND SHARES

Charles Schwab & Co., Inc.                                      4,956,448.1400                             15.64%
Attn:  Mutual Funds/Team S
4500 Cherry Creek Drive S FL 3
Denver, CO  80209

National Financial Services Corp.                               7,034,937.3050                             22.20%
For the Exclusive Benefit of our Customers
Attn:  Glenford Luke Earl Tyrrel
200 Liberty Street, 1 World Financial Center
New  York, NY  10281-1003

LIVE OAK FUND

SHAREHOLDER                                                    NUMBER OF SHARES            PERCENTAGE OF OUTSTANDING FUND SHARES

James D. Oelschlager and Vanita B. Oelschlager                    162,302.5920                              6.31%
1000 Woodhaven Boulevard
Akron, OH  44333-1067

National Financial Services Corp.                                 294,983.8190                             11.46%
For the Exclusive Benefit of our Customers
Attn:  Glenford Luke Earl Tyrrel
200 Liberty Street, 1 World Financial Center
New  York, NY  10281-1003

Charles Schwab & Co., Inc.                                        324,174.5210                             12.60%
Attn:  Mutual Funds/Team S
4500 Cherry Creek Drive S FL 3
Denver, CO  80209

The Trust believes that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers.

EXPERTS

The financial statements of the Oak Associates Funds for the fiscal year ended October 31, 2004, have been audited by KPMG LLP, independent registered public accounting firm, and have been incorporated by reference herein, in reliance upon the authority of such report given upon the authority of said firm as experts in accounting and auditing.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P
---

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S
-------

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH
-----

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions but subject to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                   APPENDIX B

                              OAK ASSOCIATES, LTD.


                      PROXY VOTING PROCEDURES AND POLICIES

I.       INTRODUCTION

Proxy voting is an important right of the shareholders. When Oak Associates, ltd. has discretion to vote the proxies of its clients, two principles guide the voting: advancing the economic interests of our clients and protecting their rights as beneficial owners of the corporation in whose securities we invest.

The client relationships in which Oak will vote the proxies include:

     o    Employee benefit plans and other clients subject to ERISA.
     o Plans and other institutional clients, not subject to ERISA, which have delegated proxy-voting responsibility to Oak Associates, ltd.
     o The registered investment companies ("Oak Associates Funds") advised by Oak Associates, ltd.
     o Wrap fee programs that have delegated proxy-voting responsibility to Oak Associates, ltd.

For those advisory clients who have retained proxy-voting responsibilities, Oak Associates, ltd. has no authority and will not vote any proxies for those client portfolios. Generally, the clients that have retained proxy-voting responsibility are individuals and their related accounts.

This document summarizes our voting policies on both management and shareholder proposals. Our policies cover the issues that we most frequently encounter.

II.      ROLE OF INVESTMENT COMMITTEE

1. The Investment Committee, which is the committee consisting of all the Portfolio Managers, Research Analysts and the Compliance Officer, is designated as the Firm's policy-making body with respect to proxy voting.

2. The Investment Committee determines the Statement of Policy, which is set forth as Section IV of this policy.

3. The Investment Committee shall determine how to vote proxies with respect to issues that are not indicated by the Statement of Policy.

4. The Investment Committee will delegate decisions with respect to specific proxy issues to one of the Portfolio Managers or Research Analysts who is most familiar with the issuer and its business.

5. The Investment Committee may determine to vote proxies in a manner that differs from the Statement of Policy if the Investment Committee believes that not voting in accordance with the Investment Policy is in the best interest of the client.

III.     PROXY VOTING PROCEDURES

1. Oak Associates, ltd. has retained a third party, Institutional Shareholder Services (ISS), to assist it in coordinating and voting proxies with respect to client securities. Oak's Compliance Officer shall monitor ISS to assure that all proxies are being properly voted and appropriate records are being retained.

2. All proxies received by Oak Associates, ltd. will be sent to ISS to coordinate and vote proxies. ISS will:

         A.       Keep a record of each proxy received;

         B. Determine which accounts managed by Oak Associates, ltd. hold the security to which the proxy relates;

         C. Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which Oak must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

3. The Compliance Officer will identify any conflicts that exist between the interests of Oak and its clients. This examination will include a review of the relationship of Oak with the issuer of each security to determine if the issuer is a client of Oak or has some other relationship with Oak.

IV.      STATEMENT OF POLICY

Oak Associates, ltd. believes that voting proxies in accordance with the following policies is in the best interest of the separate account clients and mutual fund shareholders.

For Taft Hartley clients, Oak will vote those proxies in accordance with the recommendations made by Institutional Shareholder Services (ISS) Proxy Voter Services (PVS) unless Oak is directed by the Taft Hartley client not to use the ISS services. PVS is dedicated to voting proxies for Taft Hartley plans.

1.   ROUTINE ITEMS:
     -------------

     o Oak will generally vote FOR the election of directors (where no corporate governance issues are implicated).
     o    Oak will generally vote FOR an independent chairman of the board.
     o Oak will generally vote AGAINST shareholder resolutions to limit the tenure of directors.
     o    Oak will generally vote FOR the selection of independent auditors.
     o Oak will generally vote FOR increased in or reclassification of common stock.
     o Oak will generally vote FOR management recommendations on indemnification and liability limitations for officers and directors.
     o Oak will generally vote AGAINST shareholder proposals to limit indemnification and liability limitations.
     o Oak will generally vote FOR changes in the board of directors (where no corporate governance issues are implicated).
     o    Oak will generally vote FOR outside director compensation.
     o    Oak will generally vote AGAINST expensing options.

2.   NON-ROUTINE:
     -----------

     o Oak will generally vote FOR shareholder resolutions requesting the adoption of confidential voting.
     o Oak will generally vote AGAINST management resolutions to implement fair price procedures.
     o Oak will generally vote AGAINST management proposals to introduce several classes of voting stock with unequal voting rights.
     o Oak will generally vote AGAINST management proposals to institute supermajority rules.
     o Oak will generally vote FOR a proposed reverse split of a company's common stock.
     o Oak will generally vote FOR shareholder proposals that a company opt out of various anti-takeover statues.

3.   GENERAL VOTING POLICY:
     ----------------------

     If the proxy includes a ROUTINE ITEM that implicates corporate governance changes or a NON-ROUTINE ITEM where no specific policy applies, then the Investment Committee will review the proxy and determine how the proxies should be voted on a case-by-case basis.

     Oak Associates, Ltd. also seeks to avoid any conflicts that may arise in the review and voting of client proxies. In the event any POTENTIAL OR

     ACTUAL CONFLICT OF INTEREST may arise, Oak will disclose the circumstances of any such conflict to client(s) and in most cases either forward the proxy materials to the client to vote, vote according to ISS recommendations or take such other action as may be appropriate under the particular circumstances.

V.   DISCLOSURE

Oak Associates, ltd. will make available these policies and procedures on the Oak Associates, ltd. website at WWW.OAKASSOCIATES.COM.

Oak Associates, ltd. will disclose a concise summary of the firm's proxy policy and procedures and indicate in its Form ADV Part II that clients may contact Client Services via e-mail or by telephone in order to obtain information on how Oak voted such client's proxies, and to request a copy of these procedures and policies. If a separate account client requests this information, Client Services will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon; and (3) how Oak voted the client's proxy.

Our Form ADV disclosures will be amended whenever these procedures and policies are updated.

VI.  RECORDKEEPING

The Compliance Officer has overall responsibility for maintaining files and records regarding Oak Associates, ltd. proxy policies and practices in an appropriate manner and for the required period, i.e., two years on-site in Oak Associates, ltd. offices and at least an additional three years off-site in secure and accessible facilities. The firm's recordkeeping procedures include the following:

     o Oak Associates, ltd. maintains relevant records, in paper or electronic format, i.e., internally and EDGAR, including proxy statements, related research materials, proxy ballots and votes, on an issuer and client basis.

     o Oak Associates, ltd. also maintains an annual file of records of any written client requests for proxy voting information for their portfolio securities and provides information to clients as requested.


JULY 2003